EXHIBIT 34

FIRST AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

of

RANKIN ASSOCIATES VI, L.P.

THE INTERESTS OF THIS PARTNERSHIP HAVE

NOT BEEN REGISTERED UNDER THE SECURITIES

ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE

AND MAY NOT BE TRANSFERRED OR ASSIGNED

IN VIOLATION OF THE PROVISIONS THEREOF. IN

ADDITION, TRANSFERS OF THE INTERESTS OF THIS

PARTNERSHIP ARE RESTRICTED AS PROVIDED

IN THIS AGREEMENT.

Dated as of December 8, 2021

TABLE OF CONTENTS

1.	DEFINITIONS		1

	1.1	“Act”	1

	1.2	“Adjustment Year”	1

	1.3	“Agreement”	1

	1.4	“Applicable Class A Closing Price Average”	1

	1.5	“Arbitrable Dispute”	1

	1.6	“Authorized Transferee”	1

	1.7	“Bankrupt Partner”	2

	1.8	“Capital Account”	2

	1.9	“Capital Contributions”	2

	1.10	“Certificate”	2

	1.11	“Certificate of Incorporation”	2

	1.12	“Charitable Organization”	2

	1.13	“Class A Shares”	2

	1.14	“Class B Shares”	3

	1.15	“Closing”	3

	1.16	“Code”	3

	1.17	“Company”	3

	1.18	“Entity”	3

	1.19	“Fair Market Value”	3

	1.20	“Family Beneficiaries”	3

	1.21	“Family Group”	3

	1.22	“Family Group Head”	4

	1.23	“Family Holder”	4

i

1.24	“Family Member”	4

1.25	“Final Appraiser”	4

1.26	“Final Valuation”	4

1.27	“First Appraised Value”	4

1.28	“First Appraiser”	4

1.29	“Former Partner”	4

1.30	“General Partnership Interest”	5

1.31	“General Partner”	5

1.32	“GP Representative”	5

1.33	“HBB”	5

1.34	“HBB Class A Shares”	5

1.35	“HBB Class B Shares”	5

1.36	“HBB Certificate”	5

1.37	“HBB Stockholders’ Agreement”	5

1.38	“HY”	6

1.39	“HY Class A Shares”	6

1.40	“HY Class B Shares”	6

1.41	“HY Certificate”	6

1.42	“HY Stockholders’ Agreement”	6

1.43	“Imputed Tax Underpayment”	6

1.44	“Independent Appraiser”	6

1.45	“Independent Valuation”	6

1.46	“Initial Value”	6

1.47	“IRS Adjustment”	6

1.48	“Limited Partner”	6

1.49	“Limited Partnership Interest”	6

1.50	“Lineal Descendant”	7

1.51	“NACCO”	7

1.52	“NACCO Class A Shares”	7

1.53	“NACCO Class B Shares”	7

1.54	“NACCO Certificate”	7

1.55	“NACCO Stockholders’ Agreement”	7

1.56	“Net Operating Cash Flow”	7

1.57	“Net Income” or “Net Loss”	7

1.58	“Net Value”	7

1.59	“Objecting Party”	8

1.60	“Offered Interests”	8

1.61	“Original Family Members”	8

1.62	“Outstanding Remaining Interests”	8

1.63	“Participating Stockholder”	8

1.64	“Partner”	8

1.65	“Partner Appraised Value”	8

1.66	“Partnership”	8

1.67	“Partnership Interest”	8

1.68	“Partnership Percentage”	8

1.69	“Partnership Property”	10

1.70	“Partnership Representative”	10

1.71	“Partnership Valuation”	10

1.72	“Permitted Transferee”	10

1.73	“Person”	10

	1.74	“Pledgor Partner”	10

	1.75	“Proportionate Part”	10

	1.76	“Purchase Price”	11

	1.77	“Purchase Right”	12

	1.78	“Qualified Trust”	12

	1.79	“Remaining Interests”	13

	1.80	“Repurchase Interests”	13

	1.81	“Repurchase Notice”	13

	1.82	“Repurchase Obligation”	13

	1.83	“Reviewed Year”	13

	1.84	“Securities Act”	13

	1.85	“Seller’s Notice”	13

	1.86	“Selling Partner”	13

	1.87	“Starting Date”	13

	1.88	“Stockholders’ Agreement”	13

	1.89	“Transfer”	13

	1.90	“Transferee”	13

	1.91	“Transferor”	13

	1.92	“Valuation Notice”	13

	1.93	“Waived Partnership Interests”	13

	1.94	“Withdrawal Event”	13

2.	FORMATION, NAME, PURPOSES, POWERS AND TERM		14

	2.1	Formation; Nature of Partnership Interests; Ownership of Partnership Property	14

	2.2	Name and Principal Place of Business	14

	2.3	Purposes and Powers	14

	2.4	Term	15

	2.5	Registered Agent	16

3.	REPRESENTATIONS AND WARRANTIES		16

	3.1	Validity of Agreement	16

	3.2	No Violation of Material Instruments	16

	3.3	Status as a Qualified Entity/Qualified Trust and “Participating Stockholder”	16

4.	CAPITAL		16

	4.1	Capital Contributions; Tracking of Partnership Percentages	16

	4.2	Additional Contributions	17

	4.3	Capital Accounts	17

	4.4	Allocation of Net Income and Net Loss	18

	4.5	Distributions	18

	4.6	No Right to Return of Capital	19

5.	MANAGEMENT		19

	5.1	Management of Partnership Business	19

	5.2	Admission of New General Partners	20

	5.3	Removal of General Partner; Reliance By Others; Obligation to Inform	20

	5.4	Compensation of General Partners	20

	5.5	Tax Matters	20

	5.6	Limitation of Liability	23

	5.7	Right to Indemnification	23

6.	BOOKS, AUDITS AND FISCAL MATTERS		23

	6.1	Partnership Books	23

	6.2	Fiscal Year	24

v

7.	FORMER PARTNERS		24

	7.1	Status of Former Partners	24

	7.2	Notice by Former Partner	24

	7.3	Effect of Withdrawal Events on Voting	24

	7.4	Payment of Interest	24

8.	TRANSFER OF PARTNERSHIP INTERESTS		24

	8.1	Securities Laws	24

	8.2	Restriction on Transfers	25

	8.3	Unrestricted Transfers	25

	8.4	Transfer to Qualified Trust of a Spouse	26

	8.5	Purchase Right	26

	8.6	Repurchase Obligation	27

	8.7	Allocation of Offered Interests/Repurchase Interests	28

	8.8	Terms of Sale	31

	8.9	Closing	32

	8.10	Legal Requirements	32

	8.11	Exceptions	32

9.	CODE SECTION 754 ELECTION		32

10.	DISSOLUTION		33

	10.1	Dissolution and Termination	33

	10.2	Limitation On In Kind Distributions	33

	10.3	Continuation of Business	33

11.	POWER OF ATTORNEY		33

	11.1	Grant of Power	33

	11.2	Irrevocable Nature	34

	11.3	Further Assurances-Power of Attorney	34

	11.4	Transfer of Partnership Interests	34

12.	GENERAL PROVISIONS		35

	12.1	Obtaining Partner Approvals of Partnership Actions	35

	12.2	Arbitration	35

	12.3	Notices	35

	12.4	Waiver of Right to Partition	35

	12.5	Binding Effect	35

	12.6	Headings	35

	12.7	Entire Agreement	35

	12.8	Governing Law	36

	12.9	Counterparts	36

	12.10	Interpretation	36

	12.11	Remedies Cumulative	36

	12.12	Further Assurances	36

	12.13	Severability	36

FIRST AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

OF RANKIN ASSOCIATES VI, L.P.

THIS FIRST AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT is made and entered into as of the 8th day of December, 2021 by and among the Persons indicated as General Partners on Schedule A, as amended from time to time, as General Partners, and the Persons indicated as Limited Partners on Schedule A, as amended from time to time, as Limited Partners, and it amends and completely restates the original Partnership Agreement of the Partnership dated as of July 16, 2012 and the Addendum thereto dated October 28, 2016.

AGREEMENTS:

In consideration of the mutual promises, covenants and agreements set forth herein, the Partners hereby agree as follows:

1. DEFINITIONS. The following terms used in this Agreement shall, unless otherwise expressly provided herein or the context indicates otherwise, have the meanings set forth below.

1.1 “Act” means the Delaware Revised Uniform Limited Partnership Act as set forth in Del. Code Ann. Tit. 6 §§ 17-101 to 17-1111, as the same is presently in effect and may be hereafter amended.

1.2 “Adjustment Year” has the meaning set forth in Section 5.5(g)(i).

1.3 “Agreement” means this First Amended and Restated Limited Partnership Agreement, dated as of December 8, 2021, as it may be amended from time to time.

1.4 “Applicable Class A Closing Price Average” means the average of the closing prices of the applicable Class A Shares on the New York Stock Exchange (or on the principal national securities exchange or automated quotation system of national securities dealers on which such Class A Shares may then be traded) on the five trading dates preceding the relevant Starting Date as reported in The Wall Street Journal (or, if such periodical is not then published, the most comparable periodical then being published).

1.5 “Arbitrable Dispute” means any dispute arising under or in connection with this Agreement.

1.6 “Authorized Transferee” means a Qualified Trust of Clara T. Rankin or of any member of a Family Group that (a) would be a Permitted Transferee of the Partner engaging in a Transfer of Partnership Interests under the Certificate of Incorporation of each Company in which the Partnership owns Class B Shares, if such Partner were Transferring Class B Shares instead of Partnership Interests; (b) is eligible to be a Partner of the Partnership without causing any Class B Shares then held by the Partnership to be converted into Class A Shares pursuant to the applicable Certificate of Incorporation; and (c) is a Participating Stockholder of each Company whose Class B Shares are owned by the Partnership, but only if such Qualified Trust (i) is a Partner immediately prior to the Transfer of Partnership Interests to such Qualified Trust or (ii) prior to or simultaneously with such Transfer, executes and delivers to the Partnership a counterpart of this Agreement, executed by the trustee of such Qualified Trust, agreeing to be subject to the restrictions and obligations of a Partner hereunder and to hold all Partnership Interests then owned or later acquired by such Qualified Trust in accordance with the terms of this Agreement, such counterpart to be substantially in the form of Exhibit 1 hereto. In particular, a Qualified Trust may not necessarily qualify under clauses (a) and (b) above. Therefore, care must be given to ensure that, for purposes of determining whether a Qualified Trust is an Authorized Transferee, such Qualified Trust qualifies under clauses (a) and (b) above. In addition, an “Authorized Transferee” of a General Partnership Interest also includes a “Qualified Entity” (defined in Section 1.18 below).

1.7 “Bankrupt Partner” means any Partner that (and, if such Partner is a Qualified Trust, including such Qualified Trust’s settlor or beneficiary who) (a) makes an assignment of the Partner’s Partnership Interests for the benefit of creditors other than to an Authorized Transferee; (b) files a voluntary petition in bankruptcy; (c) is adjudged a bankrupt or insolvent, or has entered against him, her or it an order for relief in any bankruptcy or insolvency proceeding; (d) files a petition or answer seeking for himself, herself or itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (e) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him, her or it in any proceeding of this nature; or (f) seeks, consents to or acquiesces in the appointment of a trustee (other than the trustee of a Qualified Trust), receiver or liquidator of him, her or it or of all or any substantial part of his, her or its properties. A Bankrupt Partner shall cease to be a Partner, and shall become a Former Partner, immediately prior to the earliest to occur of any event causing such Partner to become a Bankrupt Partner. If a Partner becomes a Bankrupt Partner, it shall not be prohibited from being an Authorized Transferee of another Partner after completion of the applicable bankruptcy or insolvency proceeding and may acquire Partnership Interests after completion of such proceeding, pursuant to the terms of this Agreement.

1.8 “Capital Account” means, with respect to any Partner, the Capital Account established for such Partner pursuant to Section 4.3.

1.9 “Capital Contributions” means, with respect to any Partner, the amount of cash and promissory notes and the Fair Market Value of any property (other than cash), as determined by agreement of the Partners, by independent appraisal, or as otherwise provided in this Agreement, contributed from time to time to the Partnership by such Partner.

1.10 “Certificate” means the Certificate of Limited Partnership of the Partnership required by Section 17-201 of the Act, as amended hereafter from time to time as required by the Act.

1.11 “Certificate of Incorporation” means, as applicable, the HBB Certificate, the HY Certificate and the NACCO Certificate.

1.12 “Charitable Organization” means any organization contributions to which are deductible for federal income, estate or gift tax purposes.

1.13 “Class A Shares” means, as applicable, the HBB Class A Shares, the HY Class A Shares and the NACCO Class A Shares.

1.14 “Class B Shares” means, as applicable, the HBB Class B Shares, the HY Class B Shares and the NACCO Class B Shares.

1.15 “Closing” has the meaning set forth in Section 8.9(a).

1.16 “Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder. References to specific sections of the Code shall be deemed to include references to corresponding provisions of any succeeding internal revenue law of the United States of America and any regulations thereunder.

1.17 “Company” means, as applicable, HBB, HY and NACCO and their respective successors in interest.

1.18 “Entity” means any general partnership, limited partnership, corporation, limited liability company, joint venture, estate, trust, business trust, association or other entity. A “Qualified Entity” means an Entity (which itself meets the requirements set forth in clauses (a), (b) and (c) of Section 1.6 above (substituting Entity for references to Qualified Trust in such clause (c)) in which one or more Qualified Trusts described in Section 1.6 hold one-hundred percent (100%) in Fair Market Value of all equity interests in the Entity and hold one-hundred percent (100%) of all voting power in regard to the management and operation of the Entity. An Entity shall cease to be a Qualified Entity and shall be deemed, to the extent it holds Partnership Interests, to become a Former Partner, immediately prior to any event or lapse of time which causes such Entity to no longer be a Qualified Entity as defined in this Section 1.18. The definition of Qualified Entity is intended to describe Entities such as Rankin Management, Inc., a Delaware corporation, or similar type Entities.

1.19 “Fair Market Value” means the price at which the property being valued would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

1.20 “Family Beneficiaries” means (i) Clara T. Rankin; (ii) the Lineal Descendants of Clara T. Rankin other than Bruce T. Rankin and his Lineal Descendants; and (iii) the spouse or surviving spouse of any Lineal Descendant of Clara T. Rankin other than Bruce T. Rankin and his Lineal Descendants.

1.21 “Family Group” means a Family Group Head and his Family Members so long as a Qualified Trust of such Family Group Head or of any of his Family Members owns any Partnership Interests. For purposes of Sections 8.3, 8.5, 8.6, 8.7 and 8.11(c), a Qualified Trust will be deemed to be a member of the Family Group to which the Qualified Trust’s settlor belongs; provided, however, if the then current individual primary beneficiary of such Qualified Trust is not the settlor, the settlor’s spouse or surviving spouse, or a Lineal Descendant or spouse or surviving spouse of a Lineal Descendant of such settlor, then the Qualified Trust will be deemed to be a member of the Family Group containing the Family Group Head who is himself the primary beneficiary, or whose spouse or surviving spouse is the primary beneficiary, or who is the ancestor of the primary beneficiary or the ancestor of the spouse or deceased spouse of the primary beneficiary. Accordingly, references herein to “members” of a Family Group or Family Group “members” shall mean such Family Group Head, his Family Members, and such one or more Qualified Trusts. The term “primary beneficiary” means the individual for whose primary benefit the trust is then held. For purposes of Section 8.3, a Qualified Entity is a member of each Family Group to which such one or more Qualified Trusts that are its equity holders belong.

1.22 “Family Group Head” means each of Alfred M. Rankin, Jr., Claiborne R. Rankin, Roger F. Rankin and Thomas T. Rankin.

1.23 “Family Holder” means a Partner (other than a Former Partner) that is a Qualified Trust. For purposes of Sections 8.3, 8.5, 8.6 and 8.7, a Qualified Trust that is a Family Holder will be deemed to be a member of the Family Group to which the Qualified Trust’s settlor belongs; provided, however, if the then current individual primary beneficiary of such Qualified Trust is not the settlor, the settlor’s spouse or surviving spouse, or a Lineal Descendant or spouse or surviving spouse of a Lineal Descendant of such settlor, then the Qualified Trust will be deemed to be a member of the Family Group containing the Family Group Head who is himself the primary beneficiary, or whose spouse or surviving spouse is the primary beneficiary, or who is the ancestor of the primary beneficiary or the ancestor of the spouse or deceased spouse of the primary beneficiary. The term “primary beneficiary” means the individual for whose primary benefit the trust is then held.

1.24 “Family Member” means any Lineal Descendant of a Family Group Head and any spouse or surviving spouse of a Family Group Head or of a Lineal Descendant of a Family Group Head. Notwithstanding the foregoing, (a) a surviving spouse of a Family Group Head or of a Lineal Descendant of a Family Group Head shall cease to be a Family Member upon the remarriage of such spouse to an individual other than a Family Group Head or a Lineal Descendant of a Family Group Head, and (b) a spouse of a Family Group Head or of a Lineal Descendant of a Family Group Head shall cease to be a Family Member upon legal separation, divorce or dissolution of such spouse’s marriage to such Family Group Head or Lineal Descendant.

1.25 “Final Appraiser” has the meaning set forth in Section 1.76(b).

1.26 “Final Valuation” has the meaning set forth in Section 1.76(b).

1.27 “First Appraised Value” has the meaning set forth in Section 1.76(b).

1.28 “First Appraiser” has the meaning set forth in Section 1.76(b).

1.29 “Former Partner” means (i) with respect to a Partner that is a trust, a Partner that has ceased to be a Qualified Trust, and has become a Former Partner, pursuant to the terms of Section 1.78; (ii) with respect to a Partner that is an Entity, a Partner that has ceased to be a Qualified Entity, and has become a Former Partner, pursuant to the terms of Section 1.18; (iii) a Partner that has become a Bankrupt Partner and a Former Partner, pursuant to the terms of Section 1.7; (iv) a Partner that has become a Pledgor Partner and a Former Partner, pursuant to the terms of Section 1.74; and (v) a Partner that ceases to be a Participating Stockholder with respect to the Class B Shares of each Company in which the Partnership owns Class B Shares.

1.30 “General Partnership Interest” means any Partnership Interest which is directly traceable to and is derived from (i) a capital contribution to the Partnership for an interest in the Partnership as a General Partner, (ii) an original issuance (without a capital contribution) of a General Partnership Interest by the Partnership to a General Partner, or (iii) a Transfer of a General Partnership Interest after the date hereof and permitted by this Agreement. The holder of a General Partnership Interest (other than a Former Partner) shall have all of the rights and obligations of a General Partner under this Agreement to the extent such Person’s Partnership Interests constitute General Partnership Interests.

1.31 “General Partner” means each of the Persons identified on Schedule A as a General Partner (to the extent that each such Person holds a General Partnership Interest), and any other General Partners admitted pursuant to the terms of this Agreement (including, with limitation, pursuant to compliance with Section 5.2) and their respective Transferees as permitted by this Agreement (including, without limitation, pursuant to compliance with Section 5.2). Any Transferee of a General Partnership Interest that is admitted as a Partner pursuant to this Agreement (including, without limitation, pursuant to compliance with Section 5.2) shall become a General Partner to the extent that such Transferee holds General Partnership Interests. A Partner may own both Limited Partnership Interests and General Partnership Interests. A Partner’s acquisition of a General Partnership Interest shall not convert such Partner’s Limited Partnership Interests into General Partnership Interests. A Partner’s acquisition of a Limited Partnership Interest shall not convert such Partner’s General Partnership Interests into Limited Partnership Interests. Notwithstanding the foregoing, the term “General Partner” shall not include any Former Partner. For management purposes hereunder, if a Family Group is required to appoint a GP Representative pursuant to Section 5.1, the term General Partner shall mean the GP Representative of that Family Group, and for such purposes each such GP Representative shall be deemed to “own” the General Partnership Interests owned by the General Partners within the Family Group that appointed such GP Representative. For example, when the last sentence of the first paragraph of Section 5.1 provides for “the affirmative vote or written consent of the General Partners owning at least a majority of the General Partnership Interests”, this shall be interpreted to mean the GP Representatives that control at least a majority of the General Partner Interests.

1.32 “GP Representative” has the meaning set forth in Section 5.1.

1.33 “HBB” means Hamilton Beach Brands Holding Company, a Delaware corporation.

1.34 “HBB Class A Shares” means shares of Class A Common Stock, par value $0.01 per share, of HBB.

1.35 “HBB Class B Shares” means shares of Class B Common Stock, par value $0.01 per share, of HBB.

1.36 “HBB Certificate” means the Amended and Restated Certificate of Incorporation of HBB, filed with the Secretary of State of the State of Delaware on September 22, 2017, as amended from time to time. References to specific sections of the HBB Certificate shall be deemed to include references to provisions addressing the same or similar subject matter of any amendment or amendment and restatement of the HBB Certificate that becomes effective after the date hereof.

1.37 “HBB Stockholders’ Agreement” means the Stockholders’ Agreement, dated as of September 29, 2017, by and among HBB, as HBB and as depository, and the Participating Stockholders (as such term is defined therein), as amended from time to time.

1.38 “HY” means Hyster-Yale Materials Handling, Inc., a Delaware corporation.

1.39 “HY Class A Shares” means shares of Class A Common Stock, par value $0.01 per share, of HY.

1.40 “HY Class B Shares” means shares of Class B Common Stock, par value $0.01 per share, of HY.

1.41 “HY Certificate” means the Second Amended and Restated Certificate of Incorporation of HY, filed with the Secretary of State of the State of Delaware on September 26, 2012, as amended from time to time. References to specific sections of the HY Certificate shall be deemed to include references to provisions addressing the same or similar subject matter of any amendment or amendment and restatement of the HY Certificate that becomes effective after the date hereof.

1.42 “HY Stockholders’ Agreement” means the Stockholders’ Agreement, dated as of September 28, 2012, by and among HY, as HY and as depository, and the Participating Stockholders (as such term is defined therein), as amended from time to time.

1.43 “Imputed Tax Underpayment” has the meaning set forth in Section 5.5(c)(i).

1.44 “Independent Appraiser” means a Person who (a) is qualified to appraise the Partnership Interest or other property in question, (b) has at least five (5) years of appraisal experience and (c) is not a Lineal Descendant of any grandparent of Clara T. Rankin or the spouse or surviving spouse of any such Lineal Descendant.

1.45 “Independent Valuation” has the meaning set forth in Section 1.68(d).

1.46 “Initial Value” has the meaning set forth in Section 1.76(a).

1.47 “IRS Adjustment” has the meaning set forth in Section 5.5(c).

1.48 “Limited Partner” means each of the Persons identified on Schedule A as a Limited Partner (to the extent that each such Person holds a Limited Partnership Interest), any additional Limited Partners admitted pursuant to the terms of this Agreement, and their respective Transferees as permitted by this Agreement. Any Transferee of a Limited Partnership Interest that is admitted as a Partner pursuant to this Agreement shall become a Limited Partner to the extent that such Transferee holds Limited Partnership Interests. Notwithstanding the foregoing, the term “Limited Partner” shall not include any Former Partner.

1.49 “Limited Partnership Interest” means any Partnership Interest which is directly traceable to and is derived from (i) a capital contribution to the Partnership for an interest in the Partnership as a Limited Partner, (ii) a transfer of a Limited Partnership Interest prior to the date hereof and reflected on Schedule A, or (ii) a Transfer of a Limited Partnership Interest after the date hereof and permitted by this Agreement. The holder of a Limited Partnership Interest (other than a Former Partner) shall have all of the rights and obligations of a Limited Partner under this Agreement to the extent such Person’s Partnership Interests constitute Limited Partnership Interests.

1.50 “Lineal Descendant” means a child, grandchild, great grandchild, etc., and shall include only lineal descendants by and through birth, or by legal adoption of an individual who has not attained age 18. The term shall also include individuals so born or adopted after the date of this Agreement.

1.51 “NACCO” means NACCO Industries, Inc., a Delaware corporation.

1.52 “NACCO Class A Shares” means shares of Class A Common Stock, par value $1.00 per share, of NACCO.

1.53 “NACCO Class B Shares” means shares of Class B Common Stock, par value $1.00 per share, of NACCO.

1.54 “NACCO Certificate” means the Restated Certificate of Incorporation of NACCO, filed with the Secretary of State of the State of Delaware on June 1, 1987 as amended from time to time. References to specific sections of the NACCO Certificate shall be deemed to include references to provisions addressing the same or similar subject matter of any amendment or amendment and restatement of the NACCO Certificate that becomes effective after the date hereof.

1.55 “NACCO Stockholders’ Agreement” means the Stockholders’ Agreement, dated as of March 15, 1990, as amended, by and among NACCO and PNC Bank, N.A. (as successor depository), as depository, and the Participating Stockholders (as such term is defined therein), as amended from time to time.

1.56 “Net Operating Cash Flow” means the net cash flow to the Partnership resulting from ownership and operation of the Partnership Property, plus any other items of income received in cash by the Partnership less (i) all debts and expenses paid in the operation of the Partnership, (ii) any reserves which the General Partners deem reasonably necessary for the operation of the Partnership or for the satisfaction of obligations of the Partnership pursuant to Section 8.6, and (iii) all proceeds which are (A) received by the Partnership from the Transfer of Partnership Property, and (B) used to purchase or reserved, as determined by the General Partners in furtherance of their fiduciary duties hereunder and under the Act, for the purchase of other Partnership Property.

1.57 “Net Income” or “Net Loss” means the net income or net loss (as appropriate) of the Partnership for a particular calendar year or interim period of less than twelve (12) complete months, as determined in accordance with accounting principles consistently applied on a cash basis (unless applicable laws shall require use of the accrual method). Such determination shall include, without limitation, depreciation, amortization, accelerated cost recovery, and other deductions or credits against tax allowed by the Code. Net Income or Net Loss is a financial accounting concept and, to the extent of changes in value following any in kind Capital Contribution, is also intended to be a tax accounting concept (to the maximum extent that financial and tax accounting concepts may overlap). The determination of Net Income or Net Loss shall not take into account special allocations required by Section 704(c) of the Code with respect to any in kind Capital Contribution.

1.58 “Net Value” has the meaning set forth in Section 1.68(a)(ii).

1.59 “Objecting Party” has the meaning set forth in Section 1.76(a).

1.60 “Offered Interests” has the meaning set forth in Section 8.5(a).

1.61 “Original Family Members” has the meaning set forth in Section 8.7(a).

1.62 “Outstanding Remaining Interests” has the meaning set forth in Section 8.7(b)(iii).

1.63 “Participating Stockholder” means a “Participating Stockholder” under the HBB Stockholders’ Agreement, HY Stockholders’ Agreement and NACCO Stockholders’ Agreement, to the extent the Partnership owns HBB Class B Shares, HY Class B Shares or NACCO Class B Shares. A Partner shall cease to be a Participating Stockholder under this Agreement and shall be deemed to be a Former Partner immediately prior to any event or lapse of time that causes such Partner to no longer be a “Participating Stockholder” under such applicable stockholders’ agreements.

1.64 “Partner” means any General Partner and any Limited Partner.

1.65 “Partner Appraised Value” has the meaning set forth in Section 1.68(c).

1.66 “Partnership” means RANKIN ASSOCIATES VI, L.P., a limited partnership organized under the provisions of the Act and the laws of the State of Delaware and any successor partnership continuing the business of RANKIN ASSOCIATES VI, L.P. pursuant to this Agreement.

1.67 “Partnership Interest” means the percentage ownership share of each Partner in the capital of the Partnership, whether as a Limited Partner or as a General Partner, which percentage at any particular time shall be deemed to equal the percentage which such Partner’s Capital Account balance (if positive) bears to the sum of all positive Capital Account balances of the Partners at such time. In the event that a Partner’s Capital Account balance is zero or is a negative number, such Partner’s Partnership Interest shall be deemed to be zero.

1.68 “Partnership Percentage” means the percentage share of each Partner in the Net Income or Net Loss of the Partnership. The Partners’ initial Partnership Percentages shall be proportionate to the Partners’ initial Capital Contributions to the Partnership. Thereafter, subject to Section 1.68(g), such Partnership Percentages shall be adjusted only to reflect a disproportionate Capital Contribution by one or more Partners or a disproportionate distribution to one or more Partners, with disproportion being determined in accordance with Sections 4.2(a) and 4.5(b), except as set forth in Section 1.68(f).

(a) Such adjustments shall be made based upon the Partnership Percentages determined as set forth below (whether such determination is made by the General Partners in determining the Partnership Valuation, an Objecting Partner and an Independent Appraiser in determining the Partner Appraised Value, or a second Independent Appraiser in determining the Independent Valuation):

(i) First, the Fair Market Value of the Partnership Property immediately before the disproportionate Capital Contribution or distribution will be determined;

(ii) Second, the difference between the aggregate value of the Partnership Property and the total of the Partnership debt (the “Net Value”) will be allocated among the Partners in proportion to the Partnership Percentages in effect immediately before the disproportionate Capital Contribution or distribution;

(iii) Third, each Partner’s Capital Contribution at the time of the disproportionate Capital Contribution will be added to, and each Partner’s distribution at the time of the disproportionate distribution will be subtracted from, that Partner’s allocable share of the Net Value of the Partnership Property immediately before the disproportionate Capital Contribution or distribution; and

(iv) Finally, each Partner’s sum or difference determined under (iii), above, will be expressed as a percentage of the aggregate sums or differences of all Partners determined under (iii), above.

(b) The General Partners, based upon such considerations as they, in their sole discretion, determine to be relevant to such valuation, shall determine the Fair Market Value of the Partnership Property and the resulting Partnership Percentages pursuant to subsection (a) of this Section 1.68 (such valuation and resulting Partnership Percentages being hereafter referred to as the “Partnership Valuation”).

(c) If a Partner objects in writing to the Partnership Valuation, such Partner may, at its sole cost and expense and within fourteen (14) days from the date of such written objection, engage an Independent Appraiser to determine within thirty (30) days of such appointment the Fair Market Value of the Partnership Property and the resulting Partnership Percentages in accordance with subsection (a) of this Section 1.68 (the “Partner Appraised Value”). If the Partner Appraised Value is at least eighty percent (80%) of the Partnership Valuation and less than or equal to one hundred twenty percent (120%) of the Partnership Valuation, then the Partnership Percentages shall be based upon the average of the Partnership Valuation and the Partner Appraised Value.

(d) If the Partner Appraised Value is less than eighty percent (80%) of the Partnership Valuation or more than one hundred twenty percent (120%) of the Partnership Valuation, then the General Partners and the Partner(s) objecting to the Partnership Valuation shall, within fourteen (14) days from the date of the Partner Appraised Value, mutually agree on a second Independent Appraiser. The cost of the second Independent Appraiser shall be borne equally by the Partnership and the Partner(s) objecting to the Partnership Valuation. The second Independent Appraiser shall determine within fourteen (14) days after its appointment the Fair Market Value of the Partnership Property and the resulting Partnership Percentages pursuant to subsection (a) of this Section 1.68 (such valuation and resulting Partnership Percentages being hereafter referred to as the “Independent Valuation”), but such Independent Valuation shall be not less than the smaller of the Partnership Valuation and the Partner Appraised Value nor greater than the larger of the Partnership Valuation and the Partner Appraised Value. The Independent Valuation as so determined shall be binding upon the Partnership and each of the Partners.

(e) The Partnership shall cooperate in assisting the appraisers in conducting the foregoing appraisals, including providing reasonable access to the books and records of the Partnership and to such other information as the appraisers reasonably request in connection with such determinations; provided, however, that nothing in this Agreement shall require the Partnership to disclose privileged or proprietary information; and provided, further, that the Partnership may require such appraisers to enter into such confidentiality and non-disclosure agreements as the General Partners reasonably believe to be necessary to protect the interests of the Partnership and its Partners.

(f) The General Partners may establish disproportionate monthly or other periodic draws during the calendar year but any such disproportionate draws shall not be regarded as disproportionate distributions if compensating distributions, determined with or without interest, in the discretion of the General Partners, are made by the end of March of the following calendar year so that the periodic draws and compensating distributions in the aggregate are proportionate.

(g) A Transferee of a Partner shall succeed to that portion of the Transferor’s Partnership Percentage which is Transferred to that Transferee.

1.69 “Partnership Property” means any property, real, personal or mixed, or any interest therein or appurtenant thereto which may be owned or acquired by the Partnership.

1.70 “Partnership Representative” has the meaning set forth in Section 5.5(a)(i).

1.71 “Partnership Valuation” has the meaning set forth in Section 1.68(b).

1.72 “Permitted Transferee” means a “Permitted Transferee” under the applicable Certificate of Incorporation of the Partner engaging in a Transfer of Partnership Interests as if such Partner was Transferring Class B Shares of the applicable Company instead of Partnership Interests.

1.73 “Person” means an individual or Entity.

1.74 “Pledgor Partner” means (i) any Partner that (and, if such Partner is a Qualified Trust, including such Qualified Trust’s settlor or beneficiary who) attempts to pledge or grant a security interest, lien or other encumbrance in or against, any or all of the Partner’s Partnership Interest other than to an Authorized Transferee, or (ii) a Partner (and, if such Partner is a Qualified Trust, including such Qualified Trust’s settlor or beneficiary) against which a court has charged or placed a lien against or appointed a receiver or ordered a foreclosure for the benefit of a judgment creditor of such Partner (and, if such Partner is a Qualified Trust, including such Qualified Trust’s settlor or beneficiary), which judgment creditor is not an Authorized Transferee. A Pledgor Partner shall cease to be a Partner, and shall become a Former Partner, immediately prior to the earliest to occur of any events causing such Partner to become a Pledgor Partner.

1.75 “Proportionate Part” means a fraction, the numerator of which is the aggregate Partnership Percentage held by members of a Family Group who are Authorized Transferees of the applicable Former Partner and the denominator of which is the aggregate Partnership Percentage held by members of all Family Groups who are Authorized Transferees of the applicable Former Partner.

1.76 “Purchase Price” means the Fair Market Value of the Offered Interests or Repurchase Interests, as the case may be, determined as follows:

(a) Initial Value. The General Partners shall from time to time determine a value for the Partnership Interests (and General Partnership Interests and Limited Partnership Interests may be valued differently as the General Partners determine) (the “Initial Value”) based upon such considerations as they determine to be relevant to such valuation. If a Selling Partner or Former Partner (for purposes of this Section 1.76, the “Objecting Party”) does not provide a written objection to the Partnership concerning the Initial Value set forth in the Valuation Notice within ten (10) days after the date of such Valuation Notice, the Purchase Price shall be equal to the Initial Value.

(b) Appraised Value. If an Objecting Party objects in writing to the Initial Valuation within ten (10) days after its receipt of the Valuation Notice, the Objecting Party, within fourteen (14) days from the date of such written objection, shall engage an Independent Appraiser (the “First Appraiser”) to determine within thirty (30) days of such engagement the Fair Market Value of the Partnership Interests (the “First Appraised Value”). The cost of the First Appraiser shall be borne by the Objecting Party. If the First Appraised Value is at least eighty percent (80%) of the Initial Value and less than or equal to one hundred twenty percent (120%) of the Initial Value, then the Purchase Price shall be the average of the Initial Value and the First Appraised Value. If the First Appraised Value is less than eighty percent (80%) of the Initial Value or more than one hundred twenty percent (120%) of the Initial Value, then the Partnership and the Objecting Party shall, within fourteen (14) days from the date of the First Appraised Value, mutually agree on and engage a second Independent Appraiser (the “Final Appraiser”). The cost of the Final Appraiser shall be borne equally by the Partnership and the Objecting Party. The Final Appraiser shall determine within thirty (30) days after its engagement the Fair Market Value of the Partnership Interests, but if such determination is less than the lesser of the Initial Value and the First Appraised Value then the lesser of the Initial Value and the First Appraised value shall be the value or if such determination is greater than the greater of the Initial Value and the First Appraised Value then the greater of the Initial Value and the First Appraised Value shall be the value (the “Final Valuation”). The Purchase Price shall be equal to the Final Valuation and shall be final and binding upon the parties to this Agreement for purposes of the subject transaction.

(c) Valuation Guidelines. The Initial Value, First Appraised Value, and Final Valuation shall be based upon the Fair Market Value of the Partnership Interests comprising the Offered Interests or Repurchase Interests. In determining such Fair Market Value, the General Partners and Independent Appraisers, as applicable, shall determine appropriate discounts for lack of control and lack of marketability, as applicable.

(d) Mutually Agreed Upon Purchase Price. Notwithstanding the procedure set forth above, the Partnership and an Objecting Party may, prior to or at any time during the appraisal process, mutually agree on a single Independent Appraiser to determine the Purchase Price, which determination shall be binding on all of the parties, or may agree in writing upon a Purchase Price.

(e) Cooperation with Appraisers. The Partnership shall cooperate in assisting the appraisers in determining the Purchase Price, including providing reasonable access to the books and records of the Partnership and to such other information as the appraisers reasonably request in connection with such determination; provided, however, that the Partnership may require such appraisers to enter into such confidentiality and non-disclosure agreements as the General Partners reasonably believe to be necessary to protect the interests of the Partnership and its Partners.

1.77 “Purchase Right” has the meaning set forth in Section 8.5.

1.78 “Qualified Trust” of an individual means a trust (including, without limitation, a voting trust) established by such individual if and as long as:

(a) the trust is held for the benefit of one or more Family Beneficiaries and any Charitable Organizations and for the benefit of no other Person; provided that such trust may grant general or special powers of appointment to such individual or one or more Family Beneficiaries and may permit trust assets (except as set forth in Section 1.78(b) below) to be used to pay taxes, legacies (including those that are made outright or in trust) and other obligations of the trust or the estate of such individual or such one or more Family Beneficiaries payable by reason of the death of such individual or such one or more Family Beneficiaries; and

(b) such trust prohibits (i) the Transfer of Class B Shares to any Person other than a Permitted Transferee of such trust under the Certificate of Incorporation of each Company whose Class B Shares the Partnership owns and (ii) the Transfer of Partnership Interests to any Person other than Authorized Transferees of such trust. The restriction in subclause (ii) of the prior sentence shall not be interpreted to restrict a beneficiary who is a member of a Family Group from directing that any Partnership Interests he or she is otherwise entitled to receive under such trust be instead transferred to one or more other Qualified Trusts that are Authorized Transferees of the trust at issue.

In addition, (a) a Qualified Trust of a surviving spouse of a Family Group Head or of a Lineal Descendant of a Family Group Head to which Partnership Interests are Transferred in accordance with Section 8.4 shall cease to be a Qualified Trust upon the remarriage of such spouse to an individual other than a Family Group Head or a Lineal Descendant of a Family Group Head, and (b) a Qualified Trust of a spouse of a Family Group Head or a of Lineal Descendant of a Family Group Head that is a Partner as of the date of this Agreement or to which Partnership Interests are Transferred in accordance with Section 8.4 after the date of this Agreement shall cease to be a Qualified Trust upon legal separation, divorce or dissolution of such spouse’s marriage to such Family Group Head or Lineal Descendant.

A Qualified Trust shall continue to be a Qualified Trust upon the termination of the trust and during a reasonable period of administration unless by reason of such termination the restrictions set forth in this Section 1.78 would not be met.

The General Partners shall be furnished with a copy of the trust instrument or any other governing documents or disclosures of beneficial interest which the General Partners may reasonably request to confirm that the trust in question is or remains a Qualified Trust. If the General Partners do not receive the requested governing documents or other disclosures of beneficial interest within sixty (60) days following the written request therefor, the trust shall cease to be a “Qualified Trust”.

A trust shall cease to be a Qualified Trust and shall be deemed, to the extent it holds Partnership Interests, to become a Former Partner, immediately prior to any event or lapse of time which causes such trust to no longer be a Qualified Trust as defined in this Section 1.78.

1.79 “Remaining Interests” has the meaning set forth in Section 8.7(b).

1.80 “Repurchase Interests” has the meaning set forth in Section 8.6.

1.81 “Repurchase Notice” has the meaning set forth in Section 8.6(a).

1.82 “Repurchase Obligation” has the meaning set forth in Section 8.6.

1.83 “Reviewed Year” has the meaning set forth in Section 5.5(g)(ii).

1.84 “Securities Act” has the meaning set forth in Section 8.1.

1.85 “Seller’s Notice” has the meaning set forth in Section 8.5(a).

1.86 “Selling Partner” has the meaning set forth in Section 8.5.

1.87 “Starting Date” means, with respect to any Seller’s Notice or Repurchase Notice, the date of the determination of the Purchase Price pursuant to Section 1.76 relating to such notice.

1.88 “Stockholders’ Agreement” means the HBB Stockholders’ Agreement, the HY Stockholders’ Agreement and the NACCO Stockholders’ Agreement, as applicable.

1.89 “Transfer” means any sale, lease, exchange, assignment, pledge, hypothecation, encumbrance, disposition, transfer (including, without limitation, a transfer by will or intestate distribution), gift or attempt to create or grant a security interest in Partnership Interests, whether voluntary, involuntary, by divorce, operation of law or otherwise.

1.90 “Transferee” means a Person (other than a Former Partner) to whom Partnership Interests have been Transferred in accordance with the provisions of this Agreement.

1.91 “Transferor” means any Partner that has Transferred all or a portion of its Partnership Interests in accordance with the provisions of this Agreement.

1.92 “Valuation Notice” means the notice given by the Partnership pursuant to Section 8.5(b) or Section 8.6(a) and stating the Initial Value at which a Purchase Right is to be exercised or at which a Repurchase Obligation is to be effected.

1.93 “Waived Partnership Interests” has the meaning set forth in Section 8.5.

1.94 “Withdrawal Event” means the earliest to occur of any event which causes a Partner to cease to be a Partner, and to become a Former Partner, as set forth in Section 1.29.

2. FORMATION, NAME, PURPOSES, POWERS AND TERM.

2.1 Formation; Nature of Partnership Interests; Ownership of Partnership Property.

(a) The Partnership was formed on July 9, 2012, as a limited partnership organized pursuant to the provisions of the Act and the laws of the State of Delaware.

(b) Each Partner’s Partnership Interest shall be personal property for all purposes.

(c) All Partnership Property shall be deemed owned by the Partnership as an Entity, and no Partner or Former Partner, individually, shall have a direct ownership interest in any Partnership Property.

2.2 Name and Principal Place of Business. The Partnership shall do business under the name “RANKIN ASSOCIATES VI, L.P.” The principal place of business of the Partnership shall be 5875 Landerbrook Drive, Suite 300, Mayfield Heights, Ohio 44124-4017, or such other place as the General Partners may from time to time determine. The General Partners shall execute any assumed or fictitious name certificate(s) required by law in connection with the formation or operation of the Partnership and shall file the same in the appropriate public records.

2.3 Purposes and Powers.

(a) The character of business and purpose of the Partnership is to invest, acquire, sell, hold, own, develop, improve, maintain, mortgage, manage, lease and operate the Partnership Property and to conduct all other business related or incident thereto. In particular, the Partnership is initially designed as a vehicle for consolidating the management of the Partnership Property, providing for the succession of such management, and enhancing total returns from the Partnership Property.

(b) In furtherance of the above-stated purposes and subject to any restrictions contained in this Agreement (including, but not limited to, the restrictions contained in Section 5.1), the Partnership, by the action of the General Partners, shall have the power to:

(i) enter into a contract for the purchase or sale of any of the Partnership Property.

(ii) execute all documents or instruments of any kind appropriate for carrying out the purposes of the Partnership, including, without limitation, investment management, management, purchase, debt and security agreements.

(iii) open and maintain one or more depository accounts, including money market accounts and margin accounts, in the name of the Partnership.

(iv) employ such personnel and obtain such management services and/or such investment management, legal, accounting and other professional services and advice as the General Partners deem advisable in the course of the Partnership’s operations under this Agreement, including the services of any party who, directly or beneficially, is a Partner or a spouse or descendant of a Partner, and pay reasonable fees for such services.

(v) pay all real estate and ad valorem taxes and other governmental charges levied or assessed against the Partnership Property, and all other taxes (other than income taxes of the Partners and Former Partners except to the extent that the Partnership may be obligated to withhold therefor) directly relating to the Partnership’s operations under this Agreement.

(vi) borrow money from banks and other lending institutions or from other third parties or from any of the Partners for Partnership purposes and pledge or otherwise grant security interests in the Partnership Property for the repayment of such loans.

(vii) take any of the Partnership Property subject to a loan or assume a loan secured by any of the Partnership Property irrespective of whether such outstanding loan is from a lending institution or other third party or from one or more of the Partners.

(viii) deliver, on behalf of the Partnership, all notices and closing deliveries required to be delivered by the Partnership in connection with any Transfer of Partnership Interests or Repurchase Obligation in accordance with the terms of this Agreement.

(ix) direct the voting of any Class A Shares and Class B Shares held by the Partnership and may authorize the Partnership to enter into a voting arrangement with respect to any or all of such Class A Shares and Class B Shares.

(x) Transfer, or convert to Class A Shares, any Class B Shares; provided, however, the Partnership shall not (A) Transfer any Class B Shares unless such Transfer is permitted by the applicable Certificate of Incorporation and (B) Transfer, or convert to Class A Shares, any Class B Shares unless such Transfer or conversion is effected in accordance with the terms of the applicable Stockholders’ Agreement.

(xi) Transfer Class A Shares, including pursuant to a share for share exchange to acquire Class B Shares of the same Company.

(xii) perform any and all other acts or activities customary, incidental, necessary or convenient to the purposes and powers enumerated herein.

(c) Nothing in this Agreement shall, or shall be deemed to, restrict in any way the freedom of any Partner (directly or through an affiliate) to conduct any other business or activity whatsoever (including, without limitation, the acquisition, development, leasing, sale, operation and management of other real property), without any accountability to the Partnership or any other Partner, even if such business or activity competes with the business of the Partnership, it being understood by each Partner that the other Partners or affiliates thereof may be interested, directly or indirectly, in various other businesses and undertakings not included in the Partnership.

2.4 Term. The Partnership shall have a perpetual existence.

2.5 Registered Agent. The name of the Partnership’s initial agent for service of process on the Partnership in the State of Delaware shall be The Corporation Trust Company, and the address of the initial registered office and the initial registered agent shall be 1209 Orange Street, in the City of Wilmington, Delaware 19801. As required by the Act, the Partnership shall at all times maintain in the State of Delaware an office and an agent for service of process selected by the General Partner in accordance with any relevant provisions of the Act.

3. REPRESENTATIONS AND WARRANTIES. Each Partner, in order to induce the other Partners to enter into this Agreement, hereby represents and warrants to the other Partners that:

3.1 Validity of Agreement. This Agreement, and each and every other agreement, document and instrument provided for herein and to which such Partner is or shall be a party, when executed and delivered, shall constitute the valid and binding obligation of such Partner, enforceable against such Partner in accordance with its terms, except as enforceability may be limited by (a) bankruptcy or similar laws from time to time in effect affecting the enforcement of creditors’ rights generally or (b) the availability of equitable remedies generally.

3.2 No Violation of Material Instruments. The execution and delivery of this Agreement by such Partner does not, and the consummation of the transactions contemplated hereby shall not, violate or constitute an occurrence of default (which violation or default either singularly or in the aggregate would be considered material) under any provision of, or conflict with, or result in acceleration of any obligation under, or give rise to a right by any party to terminate its obligations under any material agreement, instrument, order, judgment, decree or other arrangement to which such Partner is a party or by which it is bound or its assets affected; or require any consent, approval, filing or notice under any provision of law, or violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to such Partner.

3.3 Status as a Qualified Entity/Qualified Trust and “Participating Stockholder”. As of the date hereof, (i) such Partner is a Qualified Entity or Qualified Trust of Clara T. Rankin or of a member of a Family Group and no event has occurred that would cause such Partner to become a Former Partner and (ii) such Partner is a Participating Stockholder of each Company in which the Partnership owns Class B Shares and no event has occurred that would cause such Partner, upon the lapse of time or the receipt of notice, or both, to cease to be a Participating Stockholder in each such Company. As of the date on which any Authorized Transferee becomes a Partner, such Partner shall be deemed to make the representations contained in the preceding sentence.

4. CAPITAL.

4.1 Capital Contributions; Tracking of Partnership Percentages.

(a) The Partners have contributed various properties to the Partnership as their respective Capital Contributions. The Partnership Interests and Partnership Percentages are proportional to the Fair Market Values of the Partners’ respective Capital Contributions, without regard to whether such Capital Contributions were for an interest as a General Partner, Limited Partner, or both. The Partners acknowledge and agree that Schedule A accurately reflects, as of the date of this Agreement, the identity of each Partner, the Partnership Percentage of each Partner and the extent to which such Partnership Percentages represent General Partnership Interests or Limited Partnership Interests.

(b) The General Partners shall at all times maintain a current list of the Partnership Percentages of all Partners. Such list shall be attached to this Agreement as Schedule A.

4.2 Additional Contributions.

(a) In addition to the Capital Contributions made by the Partners pursuant to Section 4.1 hereof, and subject to the limitations on any requirement that a Partner make additional Capital Contributions (as provided in Section 4.2(b)), the Partners may, from time to time, make such additional Capital Contributions as may be necessary or desirable in the discretion of the General Partners; provided, however, that any property contributed to the Partnership under this Section 4.2(a) shall be transferred subject to any and all existing liabilities encumbering such contributed property, and the Partnership shall take and hold the contributed property subject to such existing liabilities but shall not assume such liabilities unless the General Partners consent in writing to any such assumption. In the event the net values of the additional Capital Contributions shall be disproportionate to the Partners’ Partnership Percentages immediately before the additional Capital Contributions, then the Partnership Percentages shall be adjusted as provided in Section 1.68 to reflect the disproportionate additional Capital Contributions. Class B Shares shall not be contributed to the Partnership unless each Partner is a Permitted Transferee, eligible to be a Partner of the Partnership without causing such Class B Shares to be converted into Class A Shares pursuant to the applicable Certificate of Incorporation and a Participating Stockholder with respect to the applicable Company.

(b) Under no circumstances shall a Limited Partner be personally liable for any of the debts or obligations of the Partnership by reason of such Person’s status as a Limited Partner. No Limited Partner shall be required, by reason of such Person’s status as a Limited Partner, to contribute any capital to the Partnership except as provided in Section 4.1.

4.3 Capital Accounts.

(a) An individual Capital Account shall be established and maintained for each Partner in accordance with the requirements of the Code and shall be credited with the Capital Contribution of such Partner and that portion of Net Income allocable to such Partner, and shall be debited with that portion of any Net Loss allocable to such Partner and all distributions made by the Partnership to such Partner. A Transferee shall succeed to an allocable portion of the Capital Account of the Transferor which is Transferred to such Transferee, and the Capital Account of the Transferor shall be reduced by a corresponding amount. If the Partner is both a General Partner and a Limited Partner, subaccounts shall be maintained to reflect the Person’s interest as a General Partner and as a Limited Partner.

(b) No interest shall be payable to any Partner on any positive balance in such Partner’s Capital Account.

(c) Except as provided in this Agreement, no Partner shall have the right to withdraw from its Capital Account or to otherwise receive any Partnership funds or Partnership Property. As provided in Section 12.4, each Partner expressly waives any right to partition the Partnership Property which it may otherwise have.

(d) A Partner shall be required to eliminate in any fashion approved in good faith by the General Partners any deficit balance which may arise in that Partner’s Capital Account, at the time the Partnership is dissolved or at any other time, provided, however, that no Limited Partner shall be required, by reason of such Person’s status as a Limited Partner, to contribute any capital to the Partnership except as provided in Section 4.1. If a Limited Partner unexpectedly receives an adjustment, allocation or distribution described in (4), (5) or (6) of Section 1.704-1(b)(2)(ii)(d) of the Treasury regulations issued under Section 704(b) of the Code, gross income of the Partnership or gain from a sale of assets shall be allocated to such Limited Partner in an amount sufficient to eliminate any deficit balance in such Limited Partner’s Capital Account caused by such adjustment, allocation or distribution as quickly as possible to the extent such deficit balance exceeds the amount such Limited Partner is deemed obligated to restore to the Partnership pursuant to the Treasury regulations under Code Section 704(b). It is the intent of the Partners that any allocation pursuant to this Section 4.3(d) constitutes a “qualified income offset” under Treasury regulation Section 1.704-1(b)(2)(ii)(d).

4.4 Allocation of Net Income and Net Loss. Net Income or Net Loss of the Partnership shall be determined as of the end of each calendar year and as of the end of any interim period extending through the day immediately preceding any (i) disproportionate Capital Contribution, (ii) disproportionate distribution, (iii) Transfer of a Partnership Interest in accordance with the terms of this Agreement, or (iv) Withdrawal Event. If a calendar year includes an interim period, the determination of Net Income or Net Loss for the period extending through the last day of the calendar year shall include only that period of less than twelve (12) months occurring from the day immediately following the last day of the latest interim period during the calendar year and extending through the last day of the calendar year. For all purposes, including income tax purposes, Net Income, if any, of the Partnership for each calendar year or interim period shall be allocated among the Partners in proportion to their respective Partnership Percentages for the calendar year or interim period. In the event of a Net Loss for a particular calendar year or interim period, then, for such calendar year or interim period, the Net Loss for such calendar year or interim period shall be allocated among the Partners in proportion to their respective Partnership Percentages for the calendar year or interim period.

4.5 Distributions.

(a) The Partnership must distribute annually among the Partners an amount equal to the greater of (i) Net Operating Cash Flow, or (ii) an amount corresponding to the income tax liabilities of the Partners resulting from the allocation of Net Income (as such amount shall be determined in good faith by the General Partners by assuming that all Partners are in the highest marginal federal income tax bracket and by using the highest marginal income tax rates for the state of residence of the Partner with the highest marginal state income tax rates). The Partnership shall make such distributions from time to time during each year as the General Partners determine, provided that the Partnership must distribute quarterly at least fifteen (15) days in advance of the dates on which estimated tax payments are due at least an amount corresponding to the income tax liabilities of the Partners resulting from the allocation of Net Income (as determined as provided in the preceding sentence).

(b) All distributions shall be made in proportion to the Partners’ respective Partnership Percentages except (i) when the General Partners approve the disproportionate distribution or (ii) with respect to any payment of Class A Shares by the Partnership pursuant to Section 7.4 or 8.8(a). The General Partners are encouraged to consider disproportionate distributions to defray the income tax liabilities resulting from special allocations under Section 704(c) of the Code, but such disproportionate distributions shall not be required. Subject to Section 4.5(a) of this Agreement, the General Partners are expressly authorized to make monthly or other periodic draws with respect to one or more, but not necessarily all, of the Partners, on the condition that compensating distributions, determined with or without interest in the discretion of the General Partners, shall be made to the other Partners on or before the end of March of the following calendar year so that the total draws and compensating distributions shall be proportionate. For all purposes of this Agreement, except as provided in the immediately preceding sentence or Section 1.68(f), a distribution among the Partners which is not in proportion to Partnership Percentages shall be regarded as disproportionate. In the event that a disproportionate distribution occurs, the General Partners shall appropriately adjust the Capital Accounts of the Partners to reflect such disproportionate distribution. Except in the case of a disproportionate distribution attributable to the income tax liabilities resulting from special allocations under Section 704(c) of the Code, such adjustment shall be determined as though the Partnership had redeemed a fraction of the Partnership Interest corresponding to the amount of the distribution that is disproportionate. This adjustment of Capital Accounts, and thus Partnership Interests, shall be in addition to the adjustment in Partnership Percentages.

4.6 No Right to Return of Capital. Except as otherwise expressly provided in this Agreement, the Partners shall not have the right to (a) demand the return of all or any portion of their respective Capital Contributions or (b) demand or receive property other than cash in return for their respective Capital Contributions.

5. MANAGEMENT.

5.1 Management of Partnership Business. The General Partners shall be responsible for managing and conducting the ordinary and usual business and affairs of the Partnership; provided, however, if there is more than one (1) General Partner within a Family Group, the General Partners within that Family Group shall, by the vote of General Partners owning a majority of the General Partnership Interests held by such General Partners, designate one (1) representative for that Family Group (the “GP Representative”). The GP Representative for a Family Group shall be delegated all management, right, power and authority of the General Partners that comprise that Family Group and shall attend the meetings of the General Partners. The intention of the concept of GP Representatives is to create a structure so that each Family Group has a single representative for the General Partners within that Family Group so that there can be efficiency in the management of the Partnership. A GP Representative may invite an observer to each meeting of the General Partners. The observer may be a different person at each meeting.

The General Partners within a Family Group may remove the GP Representative for that Family Group at any time and for any reason or no reason by the vote of the General Partners owning a majority of the General Partnership Interests held by such General Partners, and designate a new GP Representative by the same voting requirement. Unless otherwise required by law or provided in this Agreement, all actions, approvals and consents to be taken or given by the General Partners require the affirmative vote or written consent of the General Partners owning at least a majority of the General Partnership Interests.

5.2 Admission of New General Partners. A General Partner may transfer its General Partnership Interest in accordance with Section 8. An Authorized Transferee of a General Partner in the same Family Group as the transferring General Partner or an Authorized Transferee of a General Partner contemplated by the last sentence of Section 1.6 shall be automatically admitted as a General Partner upon the Transfer of General Partnership Interests to such Authorized Transferee. Except for an Authorized Transferee of a General Partner in the same Family Group as such General Partner or an Authorized Transferee of a General Partner contemplated by the last sentence of Section 1.6, no Person shall be admitted as a General Partner of the Partnership without the consent of the General Partners.

5.3 Removal of General Partner; Reliance By Others; Obligation to Inform.

(a) Any General Partner may be removed only by and with the consent of the Partners owning not less than seventy-five percent (75%) of all Partnership Interests.

(b) Any Person dealing in good faith with the Partnership may conclusively rely upon any writing signed by one or more Persons certifying (i) that such signing Person is a General Partner then serving and (ii) that such signing Person is acting in accordance with the terms of this Agreement.

(c) The General Partners shall keep the other Partners informed on a timely basis as to all significant matters of concern to the Partnership.

5.4 Compensation of General Partners. The General Partners shall not be entitled to any compensation for performance of duties under this Agreement as General Partners. The Partnership shall reimburse the General Partners at cost for reasonable out-of-pocket expenses incurred in the performance of duties under this Agreement.

5.5 Tax Matters.

(a) Partnership Representative.

(i) Designated by General Partners. The General Partners shall designate a partnership representative and, if such partnership representative is not an individual, a designated individual to act under Section 6223 of the Code and in any similar capacity under state, local or non-U.S. law, as applicable. Either or both of the partnership representative and any designated individual (together, the “Partnership Representative”) may be removed and replaced by the General Partners at any time in their sole discretion and shall not resign without providing prior written notice to the General Partners. Notwithstanding anything else to the contrary in this Agreement, the Partnership Representative shall apply the provisions of subchapter C of Chapter 63 of the Code or similar provisions of state, local or non-U.S. tax law, with respect to any audit, imputed underpayment, other adjustment, or any such decision or action by the Internal Revenue Service (or other tax authority) with respect to the Partnership or the Partners for such taxable years, in the manner determined by the Partnership Representative with the approval of the General Partners.

(ii) Authority. Except as provided in Section 5.6, the Partners shall have no claim against the Partnership or Partnership Representative for any form of damages or liability as a result of actions taken or remedies pursued by or on behalf of the Partnership in order to comply with the rules under subchapter C of Chapter 63 of the Code or similar provisions of state, local or non-U.S. law.

(iii) Duty to Inform Partners. The Partnership Representative shall keep the Partners informed of any inquiries, audits, other proceedings or tax deficiencies assessed or proposed to be assessed (of which the Partnership Representative is actually aware) by any taxing authority against the Partnership or the Partners.

(b) Election Out of Partnership Audit Procedures. So long as the Partnership satisfies the provisions of Sections 6221(b)(1)(B) through (D) of the Code, the Partnership Representative, with the approval of the General Partners, may cause the Partnership to make the election set forth in Section 6221(b)(1) of the Code so that the provisions of Subchapter C of Chapter 63 of the Code shall not apply to the Partnership. If such election is made the Partnership Representative shall provide the proper notice to each Partner in accordance with Section 6221(b)(1)(E) of the Code.

(c) Partnership Level Assessments. Provided the election described in Section 5.5(b) above is not in effect, in the case of any adjustment by the IRS in the amount of any item of income, gain, loss, deduction, or credit of the Partnership or any Partner’s distributive share thereof (“IRS Adjustment”), the Partnership Representative shall respond to such IRS Adjustment in accordance with (c)(i) or (c)(ii) below.

(i) Payment by the Partnership. In accordance with Section 6225 of the Code, the Partnership shall pay an imputed underpayment as calculated under Section 6225(b) of the Code with respect to the IRS Adjustment, including interest and penalties (“Imputed Tax Underpayment”) in the Adjustment Year. The Partnership Representative shall use commercially reasonable efforts to pursue available procedures to reduce any Imputed Tax Underpayment on account of any Partner’s tax status and each Partner shall promptly comply with any reasonable request made by the Partnership Representative to accommodate such procedures.

(ii) Issue Adjusted Schedules K-1. Alternatively, with the approval of the General Partners, the Partnership Representative may elect under Section 6226 of the Code to cause the Partnership to issue adjusted Internal Revenue Service Schedules “K-1” (or such other form as applicable) reflecting a Partner’s shares of any IRS Adjustment.

(d) Amendment of Returns and Alternative Procedure.

(i) At the direction of the General Partners or the Partnership Representative, each Partner agrees to take into account its allocable share of the Partnership’s income (or losses), including any adjustments to tax attributes, resulting from an IRS Adjustment and to pay any tax due as required under Section 6225(c)(2) of the Code, even if an Imputed Tax Underpayment liability of the Partnership or IRS Adjustment occurs after the Partner’s withdrawal from the Partnership, either by (x) amending its U.S. federal income tax return(s) for the Reviewed Year and for any other affected tax years to include such adjustments or (y) providing such information for the alternative procedure as required by Section 6225(c)(2)(B) of the Code.

(ii) Each Partner which is itself treated as a partnership for federal income tax purposes shall use commercially reasonable efforts to impose the requirements of Section 5.5(d)(i) upon its direct and indirect partners.

(e) Indemnification for Partnership Adjustments. Each Partner does hereby agree to indemnify and hold harmless the Partnership, each General Partner, and Partnership Representative from and against any liability with respect to the Partner’s proportionate share of any Imputed Tax Underpayment or other IRS Adjustment resulting in liability of the Partnership, regardless of whether such Partner is a Partner in the Partnership in an Adjustment Year, with such proportionate share as reasonably determined by the General Partners, including the General Partners’ reasonable discretion to consider each Partner’s interest in the Partnership in the Reviewed Year and a Partner’s timely provision of information necessary to reduce the amount of Imputed Tax Underpayment set forth in Section 6225(c) of the Code. This obligation shall survive a Partner’s ceasing to be a Partner of the Partnership and/or the termination, dissolution, liquidation and winding up of the Partnership.

(f) Indemnification for Lower-Tier IRS Adjustments. Each Partner does hereby agree to indemnify and hold harmless the Partnership, each General Partner, and Partnership Representative from and against any liability with respect to the Partner’s proportionate share of any item of income, gain, loss, deduction, or credit of the Partnership or any Partner’s distributive share thereof reported on an adjusted Internal Revenue Service Schedule K-1 received by the Partnership with respect to any entity in which the Partnership holds an ownership interest and which results in liability of the Partnership, regardless of whether such Partner is a Partner in the Partnership in an Adjustment Year, with such proportionate share as reasonably determined by the General Partners, including the General Partners’ reasonable discretion to consider each Partner’s interest in the Partnership in the Reviewed Year and a Partner’s timely provision of information necessary to reduce the amount of Imputed Tax Underpayment set forth in Section 6225(c) of the Code. This obligation shall survive a Partner’s ceasing to be a Partner of the Partnership and/or the termination, dissolution, liquidation and winding up of the Partnership.

(g) Certain defined terms. For purposes of this Section 5.5:

(i) “Adjustment Year” means: (1) in the case of an adjustment pursuant to the decision of a court, the Partnership’s taxable year in which the decision becomes final; (2) in the case of an administrative adjustment request, the Partnership’s taxable year in which the administrative adjustment is made; or (3) in any other case, the Partnership’s taxable year in which the notice of final partnership adjustment is mailed.

(ii) “Reviewed Year” means the Partnership’s taxable year to which the item being adjusted relates.

5.6 Limitation of Liability. No Partner, GP Representative, Former Partner, trustee of a Partner or Former Partner, or direct or indirect officer or employee of the Partnership shall be liable to the Partnership or any of its Partners or Former Partners for any loss, damage, liability or expense suffered by the Partnership, its Partners or Former Partners on account of any action taken or omitted to be taken by such Person on behalf of, or at the request of, the Partnership, or in connection with the organization or operation of the Partnership, provided such Person discharges such Person’s duties in good faith, exercising the same degree of care and skill that a prudent person would have exercised under the circumstances in the conduct of such prudent person’s own affairs, and in a manner such Person reasonably believes to be in the best interest of the Partnership. A Person’s liability hereunder shall be limited only for those actions taken or omitted to be taken by such Person in connection with the organization of the Partnership or the management of the business and affairs of the Partnership. The provisions of this Section 5.6 are not intended to limit the liability of any Person in any other connection, including, but not limited to, any obligations of such Person undertaken as a Partner in this Agreement or any contract with the Partnership.

5.7 Right to Indemnification. The Partnership shall indemnify each Person who has been or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or appellate (regardless of whether such action, suit or proceeding is by or in the right of the Partnership or by third parties), by reason of the fact that such Person is or was a Partner, GP Representative, trustee of a Partner, direct or indirect officer or employee of the Partnership or organizer of the Partnership, against all liabilities and expenses, including, without limitation, judgments, amounts paid in settlement, attorneys’ fees, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, fines and other expenses, actually and reasonably incurred by such Person in connection with such action, suit or proceeding (including, without limitation, the investigation, defense, settlement or appeal of such action, suit or proceeding); provided, however, that the Partnership shall not be required to indemnify or advance expenses to any Person from or on account of such Person’s conduct that is finally adjudged to have been knowingly fraudulent, deliberately dishonest or grossly negligent, or to have involved willful misconduct; provided, further, that the Partnership shall not be required to indemnify or advance expenses to any Person in connection with an action, suit or proceeding initiated by such Person unless the initiation of such action, suit or proceeding was authorized in advance by the Partnership; and provided, finally, that a Person shall be indemnified hereunder only for those actions taken or omitted to be taken by such Person in connection with the discharge of such Person’s obligations for the organization of the Partnership or the management of the business and affairs of the Partnership and that the provisions of this Section 5.7 are not intended to extend indemnification to any Partner or other Person for any obligations of such Partner or other Person undertaken in this Agreement.

6. BOOKS, AUDITS AND FISCAL MATTERS.

6.1 Partnership Books. The General Partners shall maintain full and complete books and records for the Partnership at its principal office, and each Partner and its designated representatives shall at all times have reasonable access to, and may inspect and copy any of, such books and records.

6.2 Fiscal Year. The fiscal year of the Partnership shall be the calendar year.

7. FORMER PARTNERS.

7.1 Status of Former Partners. Immediately prior to the occurrence of a Withdrawal Event with respect to any Partner, such Partner shall cease to be a Partner of the Partnership and such Partner shall cease to have the power to exercise any rights or powers of a Partner of the Partnership, including, without limitation, the right to vote, and to receive any distributions of any kind on or in respect of, any Partnership Interests owned by such Former Partner immediately prior to such Withdrawal Event. A Former Partner shall have the status of a creditor of the Partnership and the Partners (but only to the extent any such Partner elects to purchase Repurchase Interests held by the Former Partner), but only to the extent necessary to enforce the Repurchase Obligations set forth in Section 8.6.

7.2 Notice by Former Partner. Immediately after the occurrence of a Withdrawal Event with respect to any Former Partner, such Former Partner shall notify the Partnership of the Withdrawal Event. A failure to provide notice under this Section 7.2 will not alter the timing or the effect of the Withdrawal Event as described under Sections 7.1 and 7.3.

7.3 Effect of Withdrawal Events on Voting. If any vote of the General Partners, the Limited Partners or the Partners is required under this Agreement or the Act after a Withdrawal Event but prior to the Closing of the Repurchase Obligation arising from such Withdrawal Event, then solely for purposes of determining whether the requisite approval of the General Partners, Limited Partners or the Partners has been obtained, the applicable Partnership Interests held by the Former Partner immediately prior to the Withdrawal Event shall be deemed to have been repurchased by the Partnership.

7.4 Payment of Interest. Notwithstanding any other provision of this Agreement, at the Closing related to a Repurchase Obligation, the Partnership and each Partner electing to purchase Repurchase Interests shall pay to the Former Partner, in addition to the Purchase Price, pro-rated interest, calculated from the date of the Withdrawal Event up to the date of the Closing, at an annual rate equal to the annual short-term applicable federal rate in effect at the date of the Withdrawal Event as provided under Section 7872 of the Code. The interest may be paid in cash or Class A Shares on the same basis as is provided in Section 8.8 with respect to payment of the Purchase Price.

8. TRANSFER OF PARTNERSHIP INTERESTS.

8.1 Securities Laws. Each Partner acknowledges that its Partnership Interest was offered and sold in reliance upon the representation, hereby affirmed, that such Partnership Interest is being acquired for investment for such Partner’s own account or in its fiduciary capacity for a fiduciary account, as appropriate, and not with a view to, or for resale in connection with, the distribution of such Partnership Interest or any interest therein. Each Partner also acknowledges that such Partner’s Partnership Interest has not been registered under the Securities Act of 1933 (the “Securities Act”) or any state securities laws. Notwithstanding any other provision in this

Agreement, but subject to express written waiver by the General Partners in the exercise of their reasonable judgment, no portion of or interest in any Partnership Interest may be offered for sale or be the subject of a Transfer without the registration of the Partnership Interest under the Securities Act and applicable state securities laws, unless the Partnership shall have received such assurances satisfactory to the General Partners that such Transfer of Partnership Interests does not violate the Securities Act, any state securities laws or any other law applicable to the Partnership, which assurances may include, without limitation, such legal opinions which they in their good faith and reasonable discretion deem appropriate in light of the facts and circumstances relating to such proposed Transfer of Partnership Interests, together with such representations, warranties and indemnifications from the Transferor and the Transferee as the General Partners in their good faith and reasonable discretion deem appropriate to confirm the accuracy of the facts and circumstances that are the basis for any such opinion or other assurances and to protect the Partnership and the other Partners from any liability resulting from any such Transfer of Partnership Interests. Such opinions, representations, warranties and indemnities may include, without limitation, assurance that the Transfer of Partnership Interests is exempt from any registration or qualification provisions arising under applicable federal and state securities laws and would not require the registration or qualification of the Partnership Interest under any such laws.

8.2 Restriction on Transfers. No Partner shall Transfer or attempt to Transfer any of the Partnership Interests now owned or hereafter acquired by such Partner except to an Authorized Transferee of such Partner in accordance with this Agreement. In the event of any purported or attempted Transfer of Partnership Interests that does not comply with this Agreement, the purported transferee or successor by operation of law shall not be deemed to be a Partner of the Partnership for any purpose and shall not be entitled to any of the rights of a Partner of the Partnership, including, without limitation, the right to vote the Partnership Interests or to receive a certificate for Partnership Interests or any distributions of any kind on or with respect to Partnership Interests. Any purported or attempted Transfer of Partnership Interests made other than in accordance with the provisions of this Agreement shall be void ab initio and the last holder of record who acquired such Partnership Interests in a manner not contrary to the provisions of this Agreement shall be recognized as the holder of such Partnership Interests for all purposes and the Partnership Interests shall continue to be treated as Partnership Interests for all purposes under this Agreement, shall be deemed owned by such recognized holder for purposes of the operation of this Agreement and shall continue to be subject to the terms of this Agreement. The substitution of a trustee of a Partner shall not be prohibited by this Section 8.2, provided that the substitute trustee has executed and delivered to the Partnership a counterpart of this Agreement agreeing to be subject to the restrictions and obligations of a Partner hereunder and to hold all Partnership Interests then owned or later acquired by such Partner in accordance with the terms of this Agreement.

8.3 Unrestricted Transfers. Notwithstanding anything to the contrary contained herein (other than Section 8.1, which will apply to any Transfer of Partnership Interests), each Partner shall be entitled to Transfer all or any portion of its Partnership Interests to any Authorized Transferee of such Partner who is a member of the same Family Group as such Partner and such Transfer to any such Authorized Transferee shall not need to comply with any other provision of this Agreement, except that (a) any Transfer of all or any portion of a Partnership Interest representing an interest as a Limited Partner to a Qualified Trust of the spouse or surviving spouse of a Family Group Head or of a Lineal Descendant of a Family Group Head must be made in accordance with Section 8.4 (and cannot be made pursuant to this Section 8.3) and (b) such Authorized Transferee must prior to or at the time of such Transfer execute and deliver to the Partnership a counterpart of this Agreement agreeing to be subject to the restrictions and obligations of a Partner hereunder and to hold all Partnership Interests then owned or later acquired by such Authorized Transferee in accordance with the terms of this Agreement. Any Partner that elects to Transfer a Partnership Interest to any such Authorized Transferee pursuant to this Section 8.3 shall prior to such Transfer provide written notice to the General Partner of such Transfer.

8.4 Transfer to Qualified Trust of a Spouse. With the prior written consent of the General Partners (which may be granted or withheld in the sole discretion of the General Partners), a Partner may Transfer all or any portion of its Partnership Interest representing an interest as a Limited Partner, but not as a General Partner, to a Qualified Trust of the spouse of a Family Group Head or of a Lineal Descendant of a Family Group Head that is (a) a Permitted Transferee, (b) eligible to be a Partner of the Partnership in compliance with the Certificate of Incorporation of each Company in which the Partnership owns shares and (c) a Participating Stockholder of each Company in which the Partnership owns Class B Shares. Prior to or simultaneously with such Transfer, such Qualified Trust must execute and deliver to the Partnership a counterpart of this Agreement, executed by the trustee of such Qualified Trust, agreeing to be subject to the restrictions and obligations of a Partner hereunder and to hold all Partnership Interests then owned or later acquired by such Qualified Trust in accordance with the terms of this Agreement, such counterpart to be substantially in the form of Exhibit 1 hereto.

8.5 Purchase Right. Subject to Section 8.11, at any time after the date hereof, the Partnership and the members of the Family Group of a Partner shall have a right of first refusal (the “Purchase Right”) to purchase, pursuant to the terms of this Section 8.5, from such Partner (for purposes of this Section 8.5, a “Selling Partner”) intending to Transfer all or any portion of its Partnership Interests (including any Partnership Interests acquired after the date hereof) to an Authorized Transferee, other than as permitted in Section 8.3 or approved pursuant to Section 8.4 of this Agreement, of such Partnership Interests. In order to participate in the Purchase Right, a member of the applicable Family Group must be an Authorized Transferee of the Selling Partner.

(a) A Selling Partner intending to Transfer all or any portion of its Partnership Interests to an Authorized Transferee (other than as permitted under Section 8.3) shall first deliver to the Partnership a written notice (the “Seller’s Notice”) specifying (i) the Partnership Interests to be transferred (the “Offered Interests”); and (ii) the identity of the proposed Authorized Transferee(s).

(b) Within ten (10) days after the Partnership’s receipt of the Seller’s Notice, the Partnership shall deliver to the Selling Partner a Valuation Notice setting forth the Initial Value; thereafter, the Purchase Price shall be determined under Section 1.76 of this Agreement.

(c) Within ten (10) days after the Starting Date, the Partnership shall notify each member of the Family Group of the Selling Partner who is an Authorized Transferee of the Selling Partner of (i) the Starting Date; (ii) the number of Offered Interests; and (iii) the Purchase Price of the Offered Interests. The Partnership’s notice shall include a copy of the Seller’s Notice.

(d) Within twenty-five (25) days after the Starting Date, each member of the Family Group of the Selling Partner who is an Authorized Transferee of the Selling Partner shall notify the Partnership of how many, if any, of the Offered Interests it elects to purchase.

(e) Within thirty-five (35) days after the Starting Date, the Partnership shall provide written notice to the Selling Partner and to each member of the Family Group of the Selling Partner of (i) the number of Offered Interests to be purchased by the members of such Family Group and the allocation of the Offered Interests among such members pursuant to the terms of Section 8.7; (ii) the number of Offered Interests to be purchased by the Partnership pursuant to the terms of Section 8.7; and (iii) the time, date and place of Closing, which shall be no sooner than ninety (90) days after the Starting Date and no later than one hundred twenty (120) days after the Starting Date.

(f) The Offered Interests shall be allocated in the manner provided in Section 8.7.

(g) If the members of the applicable Family Group and the Partnership do not elect to purchase all of the Offered Interests, then the Selling Partner may, subject to Section 8.1, Transfer the portion of the Offered Interests that such Family Group members and the Partnership do not elect to purchase (the “Waived Partnership Interests”) to the Authorized Transferee(s) of the Selling Partner specified in the Seller’s Notice; provided, however, that such Transfer occurs on terms no more favorable to such Authorized Transferee(s) than the proposed terms of the purchase of the Offered Interests by the members of such Family Group and the Partnership. In no event shall any Selling Partner Transfer, or attempt to Transfer, any Waived Partnership Interests to a Person who is not an Authorized Transferee of the Selling Partner.

(h) Notwithstanding the foregoing provisions of this Section 8.5, a Qualified Entity shall not have a Purchase Right.

8.6 Repurchase Obligation. At any time after the date hereof, the Partnership, the members of the Family Group of a Partner that becomes a Former Partner and the Family Holders that are not members of such Family Group shall collectively have the obligation (the “Repurchase Obligation”) to purchase from any Person who is then a Former Partner all of the Partnership Interests (the “Repurchase Interests”) directly or indirectly owned by such Former Partner immediately prior to the applicable Withdrawal Event, and such Former Partner shall be obligated to sell to the purchasing members of such Family Group, such Family Holders and/or the Partnership, as the case may be, all of such Person’s Repurchase Interests. In order to purchase Repurchase Interests pursuant to the Repurchase Obligation, such Family Group member or Family Holder must be an Authorized Transferee of the Former Partner. The Repurchase Obligation shall be effected as follows:

(a) Within ten (10) days after the Partnership’s receipt of a notice from a Former Partner as provided in Section 7.2 or the Partnership’s independent determination that a Withdrawal Event has occurred, the Partnership shall provide written notice (the “Repurchase Notice”) to the Former Partner of (i) the Repurchase Obligation; (ii) the number of Repurchase Interests; and (iii) a Valuation Notice setting forth the Initial Value of the Repurchase Interests. Thereafter, the Purchase Price shall be determined under Section 1.76 of this Agreement.

(b) Within ten (10) days after the Starting Date, the Partnership shall notify each member of such Former Partner’s Family Group that is an Authorized Transferee of such Former Partner and each Family Holder that is not a member of such Family Group and is an Authorized Transferee of such Former Partner of (i) the occurrence of the Repurchase Obligation; (ii) the number of Repurchase Interests; (iii) the Purchase Price of the Repurchase Interests; (iv) the interest set forth in Section 7.4; and (v) the Starting Date.

(c) Within twenty-five (25) days after the Starting Date, each such member of such Family Group and each such Family Holder shall notify the Partnership of how many, if any, of the Repurchase Interests it elects to purchase.

(d) Within thirty-five (35) days after the Starting Date, the Partnership shall provide written notice to each Partner providing notice pursuant to Section 8.6(c) of (i) the allocation of the Repurchase Interests among those Persons pursuant to the terms of Section 8.7; (ii) the number of Repurchase Interests to be purchased by the Partnership pursuant to the terms of Section 8.7; (iii) the time, date and place of Closing, which shall be no sooner than ninety (90) days after the Starting Date and no later than one hundred twenty (120) days after the Starting Date; and (iv) amounts payable to the Former Partner pursuant to Section 7.4.

(e) The Repurchase Interests shall be allocated in the manner provided in Section 8.7.

(f) Notwithstanding the foregoing provisions of this Section 8.6, a Qualified Entity shall not have a Repurchase Obligation.

8.7 Allocation of Offered Interests/Repurchase Interests. Offered Interests and Repurchase Interests shall be allocated among the Partnership, the applicable Family Group members and the Family Holders pursuant to the terms of this Section 8.7. Offered Interests and Repurchase Interests shall only be allocated to members of a Family Group and Family Holders who are Authorized Transferees of the Selling Partner or Former Partner, as the case may be. At the Closing, the Partnership and such Family Group members or Family Holders, as the case may be, shall be obligated to purchase the Offered Interests or Repurchase Interests so allocated pursuant to the terms of this Agreement. Notwithstanding anything to the contrary contained herein, no member of a Family Group or Family Holder, as applicable, shall be entitled to receive, or be obligated to purchase, more Partnership Interests than such Family Group member or Family Holder, as applicable, has elected to purchase pursuant to Section 8.5(d) or Section 8.6(c), as the case may be. All Offered Interests or Repurchase Interests shall be allocated as follows:

(a) Allocation to Original Family Members of Offered Interests and Repurchase Interests. Any Offered Interests or Repurchase Interests shall first be allocated collectively to members of the Family Group (the “Original Family Members”) to which the Selling Partner belongs or to which the Former Partner belonged prior to the applicable Withdrawal Event to the extent such Original Family Members have elected to purchase the Offered Interests or Repurchase Interests. Such Offered Interests or Repurchase Interests shall be allocated among the Original Family Members in accordance with Section 8.7(d).

(b) Allocation among Family Groups. Any Repurchase Interests not allocated pursuant to Section 8.7(a) (the “Remaining Interests”) shall be allocated collectively among the Family Groups which have Partners (not counting the Original Family Members) electing to purchase Repurchase Interests as follows:

(i) If the Family Holders of a Family Group have collectively elected to purchase an amount of Repurchase Interests which is less than or equal to such Family Group’s Proportionate Part of the Remaining Interests, then the Family Holders of such Family Group shall collectively be allocated the amount of Partnership Interests that such Family Holders have collectively elected to purchase.

(ii) If the Family Holders of a Family Group have collectively elected to purchase an amount of Repurchase Interests which is greater than such Family Group’s Proportionate Part of the Remaining Interests, then the Family Holders of such Family Group shall collectively, in the first instance, be allocated such Family Group’s Proportionate Part of the Remaining Interests.

(iii) If additional Remaining Interests remain to be allocated after the application of subsections (i) and (ii) above (the “Outstanding Remaining Interests”), then each Family Group whose Family Holders have collectively elected to purchase an amount of Repurchase Interests which exceeds such Family Group’s Proportionate Part of the Remaining Interests shall be allocated an additional amount of the Remaining Interests equal to the lesser of:

(A) The amount of Repurchase Interests which the Family Holders of such Family Group elected to purchase but which were not allocated to them by reason of subsection (ii) above, or

(B) That portion of the Outstanding Remaining Interests represented by a fraction the numerator of which is the percentage of Partnership Interests held by Family Holders of such Family Group who are Authorized Transferees (prior to such allocation), and the denominator of which is the percentage of Partnership Interests held by Family Holders of all Family Groups who are Authorized Transferees which have elected to purchase an amount of Repurchase Interests in excess of the amount of those Repurchase Interests previously allocated to them under this Section 8.7.

(iv) Any Partnership Interests remaining to be allocated after the application of subsections (i), (ii) and (iii) above, shall be allocated in accordance with the procedures described in subsection (iii) above until either (A) all of the Repurchase Interests, as the case may be, which Family Holders have elected to purchase have been allocated, or (B) there remains only Family Holders of one Family Group which have not been allocated all of the Repurchase Interests they have elected to purchase, in which event all of the then unallocated Repurchase Interests shall be collectively allocated to the Family Holders of such Family Group up to the amount that such Family Holders elected to purchase.

(c) Allocation to the Partnership. The Partnership shall have the right, but shall not be obligated, to purchase any Offered Interests not elected to be purchased under Section 8.5(d). The Partnership shall be obligated to purchase any Repurchase Interests not elected to be purchased under Section 8.6(c).

(d) Allocation of Partnership Interests among Family Group Members. Offered Interests or Repurchase Interests collectively allocated to Original Family Members and Family Holders of a Family Group pursuant to Sections 8.7(a) or 8.7(b) shall be allocated among such Original Family Members or Family Holders of a Family Group, as applicable, as follows:

(i) First, in the case of Original Family Members, to Family Holders that are Original Family Members as follows:

(A)

If the Offered Interests or Repurchase Interests are General Partnership Interests, to Family Holders that are Original Family Members who own General Partnership Interests in proportion to the aggregate ownership of General Partnership Interests by those Family Holders, and if any such interests remain after such allocation, to Family Holders that are Original Family Members who own Limited Partnership Interests in proportion to the aggregate ownership of Limited Partnership Interests by those Family Holders; and

(B)

If the Offered Interests or Repurchase Interests are Limited Partnership Interests, to Family Holders that are Original Family Members in proportion to their aggregate ownership of Partnership Interests; and

(ii) Second, to each Original Family Member (who is not a Family Holder) electing to purchase Offered Interests or Repurchase Interests in proportion to its aggregate ownership of partnership interests in Rankin Associates I, L.P., Rankin Associates II, L.P., Rankin Associates IV, L.P., Rankin Associates V, L.P. and Rankin Associates VI, L.P. (as well as any other entities with a similar purpose as determined by the General Partners).

(iii) Third, in the case of Family Holders of a Family Group other than the Family Group of the Former Partner:

(A)

If the Repurchase Interests are General Partnership Interests, to Family Holders of such Family Group who own General Partnership Interests in proportion to the aggregate ownership of General Partnership Interests by those Family Holders, and if any such interests remain after such allocation, to Family Holders of such Family Group who own Limited Partnership Interests in proportion to the aggregate ownership of Limited Partnership Interests by those Family Holders; and

(B)	If the Repurchase Interests are Limited Partnership Interests, to Family Holders of such Family Group in proportion to their aggregate ownership of Partnership Interests.

8.8 Terms of Sale. The Purchase Price for all Partnership Interests purchased pursuant to Section 8.5 or Section 8.6 shall be paid at the Closing in immediately available United States funds; provided, however:

(a) If the purchaser is the Partnership, the Partnership, at its election and after consultation with counsel, may pay its portion of the Purchase Price in Class A Shares (if any), immediately available United States funds, or any combination of such consideration as follows:

(i) to the extent that the Partnership elects to pay the Purchase Price in Class A Shares, the Partnership shall deliver to the Selling Partner or Former Partner such number of Class A Shares as shall be equal to the quotient of (A) the portion of the Purchase Price payable in Class A Shares, divided by (B) the Applicable Class A Closing Price Average; provided, however, that if the Partnership owns Class A Shares of more than one Company, the Partnership must deliver Class A Shares of each such Company in the same proportion as the Partnership’s ownership of Class A Shares of such Companies prior to such purchase; and

(ii) immediately available United States funds equal to that portion of the Purchase Price not paid by delivery of Class A Shares.

(b) If the purchaser is a Partner, such Partner, at its election, may pay its portion of the Purchase Price in Class A Shares (if any), immediately available United States funds, or any combination of such consideration as follows:

(i) to the extent that the Partner elects to pay the Purchase Price in Class A Shares of a Company, such Partner shall deliver to the Selling Partner or Former Partner such number of Class A Shares of that Company as shall be equal to the quotient of (A) the portion of the Purchase Price payable in Class A Shares of that Company, divided by (B) the Applicable Class A Closing Price Average (and the Partner may pay with Class A Shares of more than one Company in which event this calculation shall be made with respect to the Class A Shares of each Company whose Class A Shares are being used for payment); and

(ii) immediately available United States funds equal to that portion of the Purchase Price not paid by delivery of Class A Shares.

8.9 Closing.

(a) The closing of the purchase and sale of any Partnership Interests pursuant to this Agreement (the “Closing”) shall occur at the time, date and place specified by the Partnership in its written notice pursuant to Section 8.5(e)(iii) or Section 8.6(d)(iii), as the case may be.

(b) At the Closing, transfer instruments shall be respectively delivered by the Selling Partner or the Former Partner, as the case may be, to each purchaser against payment of such purchaser’s portion of the Purchase Price and, if applicable, the amounts described in Section 7.4. Such delivery shall constitute warranties by the Selling Partner or the Former Partner, as the case may be, that such Person has full authority to Transfer the Partnership Interests to such purchaser and that such purchaser is acquiring the Partnership Interests free and clear of all liens, encumbrances or other outstanding interests of any nature, other than those created pursuant to the terms of this Agreement.

(c) In the event of a Repurchase Obligation, the purchase and sale of the Repurchase Interests shall, for all purposes of this Agreement other than Section 7.3, be deemed to have occurred on the date of (and immediately prior to) the Withdrawal Event.

8.10 Legal Requirements. The Transfer of any Partnership Interests pursuant to this Agreement shall be subject to compliance with all applicable state and federal securities laws, and each Partner agrees without additional consideration to do all necessary things reasonably requested by the Partnership in connection therewith, the reasonable expenses of such to be paid by the Selling Partner or the Former Partner, as the case may be.

8.11 Exceptions.

(a) Notwithstanding anything to the contrary contained in this Agreement, the occurrence of an event described in Section 1.29, pursuant to which a Partner ceases to be a Partner and is thereafter treated as a Former Partner, shall not give rise to Purchase Rights under Section 8.5 but instead shall give rise to the Repurchase Obligation under Section 8.6.

(b) The substitution of a trustee of a Partner shall not give rise to Purchase Rights under Section 8.5, provided that the substitute trustee has executed and delivered to the Partnership a counterpart of this Agreement agreeing to be subject to the restrictions and obligations of a Partner hereunder and to hold all Partnership Interests then owned or later acquired by such trust in accordance with the terms of this Agreement.

(c) The termination of a Partner that is a trust shall not give rise to Purchase Rights under Section 8.5, provided that such termination results in a Transfer of Partnership Interests only to one or more Authorized Transferees of the same Family Group as such Partner and to no other Person.

9. CODE SECTION 754 ELECTION. Upon the approval of the General Partners, the Partnership shall file an election under Code Section 754 to adjust the tax basis of the Partnership Property, with respect to any distribution of Partnership Property to a Partner permitted by this Agreement or a Transfer of a Partnership Interest in accordance with the terms of this Agreement, in accordance with Code Sections 734(b) and 743(b). The Partners acknowledge that once a Code Section 754 election shall be validly filed by the Partnership, it shall remain in effect indefinitely thereafter unless the Internal Revenue Service approves the revocation of such election.

10. DISSOLUTION.

10.1 Dissolution and Termination. The Partnership shall continue in existence for the term described in Section 2.4 hereof, unless earlier dissolved with the consent of the General Partners owning not less than seventy-five percent (75%) of the General Partnership Interests. In the event that the Partnership is dissolved, the assets of the Partnership shall be liquidated as promptly as is consistent with obtaining the Fair Market Value thereof, and the proceeds therefrom, together with any assets distributed in kind, shall be distributed (i) first to creditors to satisfy all debts and liabilities of the Partnership other than loans or advances made by the Partners to the Partnership, (ii) then to the establishment of reserves deemed reasonably necessary by the General Partners to satisfy contingent or unforeseen liabilities or obligations of the Partnership, (iii) then to the repayment of any loans or advances made by the Partners to the Partnership, (iv) with the balance, if any, to be distributed in accordance with the balances in each Partner’s Capital Account at that time. Solely for the purposes of determining the balances of the Partner’s Capital Accounts at that time, any Partnership Property that is distributed in kind shall be treated as though such Partnership Property were sold for its Fair Market Value as of the date of distribution, as determined by an Independent Appraiser. Upon completion of the foregoing, the Partnership shall be terminated.

10.2 Limitation On In Kind Distributions. Notwithstanding anything to the contrary contained in this Agreement, no distribution in kind of Class B Shares held by the Partnership shall be made unless such distribution by the Partnership is permitted under the applicable Certificate of Incorporation.

10.3 Continuation of Business. Neither the Transfer of any Partnership Interest pursuant to Article 8 hereof nor the bankruptcy or withdrawal of a Partner shall cause the dissolution or termination of the Partnership or have any effect upon the continuance of the Partnership business. No Partner shall have a right to withdraw from the Partnership or to abandon any Partnership Interest.

11. POWER OF ATTORNEY.

11.1 Grant of Power.

(a) Each Partner by its signature below irrevocably makes, constitutes and appoints each General Partner its true and lawful attorney in its name, place and stead in any capacities, with the power from time to time to substitute or resubstitute one or more others as such attorney, and to make, execute, swear to, acknowledge, verify, deliver, file, record and publish any and all documents, certificates or other instruments which may be required or deemed desirable by the General Partners to (i) effectuate the provisions of any part of this Agreement or any amendments to this Agreement, (ii) enable the Partnership to conduct its business, (iii) comply with any applicable law in connection with the Partnership’s conduct of its business, or (iv) retain professional services, including accounting and legal counsel, for the Partnership (including, without limitation, the waiver on behalf of the Partnership and each Partner of any conflict arising from such professional’s representation of another client on matters in which the interests of the Partnership, any Partner or any affiliate of the Partnership or any Partner may be adverse to such other client).

(b) If the Partnership owns Class A Shares or Class B Shares, then each Partner by its signature below irrevocably makes, constitutes and appoints each of Alfred M. Rankin, Jr., Roger F. Rankin, Thomas T. Rankin, Claiborne R. Rankin, each then serving director of Rankin Management, Inc., a Delaware corporation, or its successor in interest, and the then serving general counsel of each Company, its true and lawful attorney in its name, place and stead in any capacities, with the power from time to time to substitute or resubstitute one or more others as such attorney, to execute any and all statements under Section 13 or Section 16 of the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, of beneficial ownership of Class A Shares and Class B Shares by the Partnership and its Partners, including all statements on Schedule 13D and all amendments thereto, all joint filing agreements pursuant to Rule 13d-1(k)(1) under such Act in connection with such statements, all initial statements of and changes of beneficial ownership on Forms 3, 4 and 5 and any and all other documents to be filed with the Securities and Exchange Commission, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission.

(c) Each Partner grants to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue of this Section 11.1.

11.2 Irrevocable Nature. It is expressly intended by each Partner that the foregoing power of attorney is a special power of attorney coupled with an interest in favor of each of those appointed as attorney-in-fact on its behalf, and as such shall be irrevocable and shall survive such Partner’s dissolution or other termination of existence.

11.3 Further Assurances-Power of Attorney. If applicable law requires additional or substituted language in order to validate the power of attorney intended to be granted by this Article 11, each Partner agrees to execute and deliver such additional instruments and to take such further acts as may be necessary to validate such power of attorney.

11.4 Transfer of Partnership Interests. The foregoing power of attorney shall survive the delivery of an instrument of transfer by any Partner of the whole or any portion of or interest in its Partnership Interest, except that (i) where a Partner becomes a Former Partner, or (ii) where a Transferee of such Partnership Interest has been approved as a successor Partner and the Transferor shall thereupon cease being a Partner (all in accordance with this Agreement), then the power of attorney of the Former Partner or the Transferor Partner, as the case may be, shall survive the cessation of Partner status or the delivery of such instrument of transfer, as the case may be, for the sole purpose of enabling the attorneys-in-fact for such Former Partner or the Transferor Partner (or any of them) to execute, swear to, acknowledge and file any and all instruments necessary to effectuate or reflect such cessation, transfer and succession.

12. GENERAL PROVISIONS.

12.1 Obtaining Partner Approvals of Partnership Actions. The requisite approval of the General Partners or Partners, whichever is appropriate, may take the form of the approval of an outline of the general terms of the transaction, and the negotiation of detailed terms may be delegated to the General Partners or to any one or more specified Partners, or the approval may be in the form of a blanket delegation of authority to the General Partners or to any one or more specified Partners to act on behalf of the Partnership in regard to a particular transaction that is being considered.

12.2 Arbitration. Any Arbitrable Dispute shall be finally settled by arbitration under the then applicable Commercial Arbitration Rules of the American Arbitration Association, by one or more arbitrators agreed upon by the parties or, in the absence of such an agreement, appointed in accordance with such Rules. The arbitration proceedings shall be held in Cleveland, Ohio. Judgment upon the award rendered may be entered in any court having jurisdiction and application may be made to such court for judicial acceptance of such award and an order of enforcement as the case may be. The Partners hereby agree that the rendering of an award by the arbitrator or arbitrators shall be a condition precedent to the initiation of any legal proceedings with respect to any Arbitrable Dispute.

12.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing (including electronic mail) and shall be deemed to have been given (a) when the same are delivered in person, (b) on the business day of receipt by electronic mail, (c) one business day after being sent by express or overnight mail, or (d) three business days after being deposited in the United States first class mail, postage prepaid, to the Partners at the addresses (including electronic mail addresses) set forth in Schedule B attached hereto, and to the Partnership at the address of its principal office (or the electronic email address of each General Partner), or at such other address as the General Partners may from time to time determine. A delivery receipt shall be conclusive evidence that the respective mailing (or electronic mail) has in fact been delivered and the date thereof. Any Partner may change its address for notices by designating a new address by notice given to the other Partners and the Partnership in accordance with this Section 12.3.

12.4 Waiver of Right to Partition. The Partners, by execution of this Agreement, waive their respective rights to partition of the Partnership Property.

12.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective Transferees.

12.6 Headings. The section headings in this Agreement are inserted solely as a matter of convenience and for reference, and are not a substantive part of this Agreement.

12.7 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes and cancels any oral representations, warranties, or communications among any parties hereto regarding the transactions contemplated hereby and the subject matter hereof. This Agreement may be amended or modified in whole or in part only by the mutual written agreement of the General Partners owning not less than seventy-five percent (75%) of the General Partnership Interests and any such amendment shall be binding upon all of the Partners;

provided, however, that if the amendment or modification would have an adverse effect on a holder of Limited Partnership Interests as compared to a holder of General Partnership Interests, the mutual written agreement of Limited Partners owning not less than seventy-five percent (75%) of the Limited Partnership Interests shall be required. The obligations and rights of any party hereunder may be waived (either generally or in a particular instance and either retroactively or prospectively) by the written consent of such party. Notwithstanding the prior provisions of this Section 12.7, the General Partners may, without the consent of any other party, amend Schedule A and Schedule B as necessary to reflect the addition of any new Partners, any additional Capital Contributions by existing Partners, any change in Partnership Percentages by reason of disproportionate additional Capital Contributions or distributions or any Transfers of Partnership Interests, in each case as effected in accordance with the terms of this Agreement.

12.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

12.9 Counterparts. This Agreement and any documents executed in connection herewith may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.10 Interpretation. All pronouns used herein shall be deemed to refer to the masculine, feminine or neuter gender as the context requires. All references herein to singular nouns shall, to the extent necessary, refer to the plural nouns and all references herein to plural nouns shall, to the extent necessary, refer to the singular noun.

12.11 Remedies Cumulative. All rights and remedies granted to the Partnership or to any Partner hereunder shall be cumulative with, and not in derogation of or exclusive of, any rights and remedies which may be available by operation of law or otherwise.

12.12 Further Assurances. Each of the parties hereto agrees to execute and deliver such instruments, and to take such other actions, as shall be necessary or appropriate in connection with the consummation of the transactions contemplated hereby or the operation of the Partnership.

12.13 Severability. If any provision of this Agreement or the application thereof to any Person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to any other Person or circumstance shall not be affected thereby and shall be enforced to the fullest extent permitted by law. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the court making the determination of invalidity or unenforceability shall have the power to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention that the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

[The balance of this page is intentionally blank; Signature pages follow]

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

General Partner

Rankin Management, Inc.

By:	/s/ Alfred M. Rankin, Jr.
Name: Alfred M. Rankin, Jr.
Title: President

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Helen R. Butler GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Alfred M. Rankin, Jr. and his Lineal Descendants dated July 16, 2012

By:	/s/ Alfred M. Rankin, Jr.
Name: Alfred M. Rankin, Jr.
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Clara R. Williams GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Alfred M. Rankin, Jr. and his Lineal Descendants dated July 16, 2012

By:	/s/ Alfred M. Rankin, Jr.
Name: Alfred M. Rankin, Jr.
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Matthew M. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Thomas T. Rankin and his Lineal Descendants dated July 16, 2012

By:	/s/ Thomas T. Rankin
Name: Thomas T. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 James T. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Thomas T. Rankin and his Lineal Descendants dated July 16, 2012

By:	/s/ Thomas T. Rankin
Name: Thomas T. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Thomas P. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Thomas T. Rankin and his Lineal Descendants dated July 16, 2012

By:	/s/ Thomas T. Rankin
Name: Thomas T. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Chloe R. Seelbach GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Claiborne R. Rankin and his Lineal Descendants dated July 16, 2012

By:	/s/ Claiborne R. Rankin
Name: Claiborne R. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Claiborne R. Rankin, Jr. GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Claiborne R. Rankin and his Lineal Descendants dated July 16, 2012

By:	/s/ Claiborne R. Rankin
Name: Claiborne R. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Julia R. Kuipers GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Claiborne R. Rankin and his Lineal Descendants dated July 16, 2012

By:	/s/ Claiborne R. Rankin
Name: Claiborne R. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Anne F. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Roger F. Rankin and his Lineal Descendants dated July 16, 2012

By:	/s/ Roger F. Rankin
Name: Roger F. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Elisabeth M. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Roger F. Rankin and his Lineal Descendants dated July 16, 2012

By:	/s/ Roger F. Rankin
Name: Roger F. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Helen R. Butler, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Alfred M. Rankin, Jr., dated December 21, 2020

By:	/s/ Helen Rankin Butler
Name: Helen Rankin Butler
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Clara R. Williams, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Alfred M. Rankin, Jr., dated December 21, 2020

By:	/s/ Clara Rankin Williams
Name: Clara Rankin Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Matthew M. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Thomas T. Rankin, dated December 21, 2020

By:	/s/ Thomas T. Rankin
Name: Thomas T. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for James T. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Thomas T. Rankin, dated December 21, 2020

By:	/s/ Thomas T. Rankin
Name: Thomas T. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Thomas P. K. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Thomas T. Rankin, dated December 21, 2020

By:	/s/ Thomas T. Rankin
Name: Thomas T. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Chloe R. Seelbach, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Claiborne R. Rankin, dated December 21, 2020

By:	/s/ Claiborne R. Rankin
Name: Claiborne R. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Claiborne R. Rankin, Jr., established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Claiborne R. Rankin, dated December 21, 2020

By:	/s/ Claiborne R. Rankin
Name: Claiborne R. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Julia R. Kuipers, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Claiborne R. Rankin, dated December 21, 2020

By:	/s/ Claiborne R. Rankin
Name: Claiborne R. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Anne F. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Roger F. Rankin, dated December 21, 2020

By:	/s/ Roger F. Rankin
Name: Roger F. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

BTR 2020 GST Trust for Elisabeth M. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Roger F. Rankin, dated December 21, 2020

By:	/s/ Roger F. Rankin
Name: Roger F. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

HRB 2020 GST Trust for Clara R. Butler, established under the Helen R. Butler Irrevocable Trust Agreement for the Benefit of Her Lineal Descendants dated December 22, 2020

By:	/s/ Clara Rankin Williams
Name: Clara Rankin Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

HRB 2020 GST Trust for Griffin B. Butler, established under the Helen R. Butler Irrevocable Trust Agreement for the Benefit of Her Lineal Descendants dated December 22, 2020

By:	/s/ Clara Rankin Williams
Name: Clara Rankin Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

JCB 2020 GST Trust for Clara R. Butler, established under the John C. Butler, Jr. Irrevocable Trust Agreement for the Benefit of His Lineal Descendants dated December 22, 2020

By:	/s/ Helen Rankin Butler
Name: Helen Rankin Butler
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

JCB 2020 GST Trust for Griffin B. Butler, established under the John C. Butler, Jr. Irrevocable Trust Agreement for the Benefit of His Lineal Descendants dated December 22, 2020

By:	/s/ Helen Rankin Butler
Name: Helen Rankin Butler
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

CRW 2020 GST Trust for Margo J. V. Williams, established under the Clara R. Williams Irrevocable Trust Agreement for the Benefit of Her Lineal Descendants dated December 23, 2020

By:	/s/ David B. H. Williams
Name: David B. H. Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

CRW 2020 GST Trust for Helen C. Williams, established under the Clara R. Williams Irrevocable Trust Agreement for the Benefit of Her Lineal Descendants dated December 23, 2020

By:	/s/ David B. H. Williams
Name: David B. H. Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Helen R. Butler Trust established under the Alfred M. Rankin, Jr. Irrevocable Trust Agreement for the Benefit of Helen R. Butler and Her Lineal Descendants dated June 22, 2012

By:	/s/ Helen R. Butler
Name: Helen R. Butler
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

2012 Clara R. Williams Trust established under the Alfred M. Rankin, Jr. Irrevocable Trust Agreement for the Benefit of Clara R. Williams and Her Lineal Descendants dated June 22, 2012

By:	/s/ Clara Rankin Williams
Name: Clara Rankin Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Victoire G. Rankin, as trustee, and Victoire G. Rankin, for the benefit of Victoire G. Rankin

By:	/s/ Alfred M. Rankin, Jr.
Name: Alfred M. Rankin, Jr.
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Clara Rankin Butler 2002 Trust, dated November 5, 2002

By:	/s/ John C. Butler, Jr.
Name: John C. Butler, Jr.
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Griffin Bedwell Butler 2002 Trust, dated November 5, 2002

By:	/s/ John C. Butler, Jr.
Name: John C. Butler, Jr.
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

The David B. H. Williams Trust, David B. H. Williams Trustee u/a/d October 14, 2009

By:	/s/ David B. H. Williams
Name: David B. H. Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Margo Jamison Victoire Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B. H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Margo Jamison Victoire Williams

By:	/s/ David B. H. Williams
Name: David B. H. Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Helen Charles Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B. H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Helen Charles Williams

By:	/s/ David B. H. Williams
Name: David B. H. Williams
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

The Trust created under the Agreement, dated December 29, 1967, as supplemented, amended and restated, between Thomas T. Rankin, as trustee, and Thomas T. Rankin, creating a trust for the benefit of Thomas T. Rankin

By:	/s/ Thomas T. Rankin
Name: Thomas T. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Corbin K. Rankin Main Trust U/A/D November 30, 2015, as amended

By:	/s/ Corbin K. Rankin
Name: Corbin K. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

The Trust created under the Agreement, dated December 20, 1993, between Thomas T. Rankin, as co-trustee, Matthew M. Rankin, as co-trustee, and Matthew M. Rankin, for the benefit of Matthew M. Rankin

By:	/s/ Matthew M. Rankin
Name: Matthew M. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Elizabeth B. Rankin Main Trust u/a/d November 10, 2015, as amended

By:	/s/ Elizabeth B. Rankin
Name: Elizabeth B. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the Agreement, dated May 10, 2007, between Matthew M. Rankin, as Grantor, and Matthew M. Rankin and James T. Rankin, as co-trustees, creating a trust for the benefit of Mary Marshall Rankin

By:	/s/ Matthew M. Rankin
Name: Matthew M. Rankin
Title: Senior Family Trustee

By:	/s/ James T. Rankin
Name: James T. Rankin
Title: Independent Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the Agreement, dated May 10, 2007, between Matthew M. Rankin, as Grantor, and Matthew M. Rankin and James T. Rankin, as co-trustees, creating a trust for the benefit of William Alexander Rankin

By:	/s/ Matthew M. Rankin
Name: Matthew M. Rankin
Title: Senior Family Trustee

By:	/s/ James T. Rankin
Name: James T. Rankin
Title: Independent Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the Agreement dated August 20, 2009 between James T. Rankin, as trustee, and James T. Rankin, creating a trust for the benefit of James T. Rankin

By:	/s/ James T. Rankin
Name: James T. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Lynne T. Rankin Main Trust u/a/d December 4, 2015, as amended

By:	/s/ Lynne Turman Rankin
Name: Lynne Turman Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Vested Trust for James T. Rankin, Jr. u/a/d December 4, 2015

By:	/s/ James T. Rankin
Name: James T. Rankin
Title: Grantor and Family Trustee

By:	/s/ Thomas Parker Rankin
Name: Thomas Parker Rankin
Title: Independent Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Vested Trust for Margaret Pollard Rankin u/a/d December 4, 2015

By:	/s/ James T. Rankin
Name: James T. Rankin
Title: Grantor and Family Trustee

By:	/s/ Thomas Parker Rankin
Name: Thomas Parker Rankin
Title: Independent Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the agreement, dated February 2, 2011, as supplemented, amended, and restated, between Thomas P. K. Rankin, as trustee, and Thomas P. K. Rankin, creating a trust for the benefit of Thomas P. K. Rankin

By:	/s/ Thomas Parker Rankin
Name: Thomas Parker Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

The Trust created under the Agreement, dated June 22, 1971, as supplemented, amended and restated, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Claiborne R. Rankin

By:	/s/ Claiborne R. Rankin
Name: Claiborne R. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created under the Agreement, dated June 1, 1995, between Chloe O. Rankin, as Trustee, and Chloe O. Rankin, for the benefit of Chloe O. Rankin

By:	/s/ Chloe O. Rankin
Name: Chloe O. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the Agreement, dated April 10, 2009, between Chloe R. Seelbach, as trustee, creating a trust for the benefit of Chloe R. Seelbach

By:	/s/ Chloe R. Seelbach
Name: Chloe R. Seelbach
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Scott W. Seelbach Main Trust u/a/d December 22, 2015

By:	/s/ Scott W. Seelbach
Name: Scott W. Seelbach
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Taplin Elizabeth Seelbach

By:	/s/ Chloe R. Seelbach
Name: Chloe R. Seelbach
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the Agreement dated December 21, 2004 between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Isabelle Scott Seelbach

By:	/s/ Chloe R. Seelbach
Name: Chloe R. Seelbach
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Thomas Wilson Seelbach

By:	/s/ Chloe R. Seelbach
Name: Chloe R. Seelbach
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Claiborne R. Rankin as Trustee of the Claiborne R. Rankin, Jr. Revocable Trust dated August 25, 2000

By:	/s/ Claiborne R. Rankin, Jr.
Name: Claiborne R. Rankin, Jr.
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Lauran Rankin Main Trust u/a/d December 23, 2015

By:	/s/ Lauran Rankin
Name: Lauran Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust fbo Claiborne Read Rankin III u/a Claiborne R. Rankin dated 8/26/2016

By:	/s/ Claiborne R. Rankin, Jr.
Name: Claiborne R. Rankin, Jr.
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Trust created by the Agreement, dated December 21, 2004, between Claiborne R. Rankin, as trustee, and Julia L. Rankin, creating a trust for the benefit of Julia L. Rankin

By:	/s/ Julia R. Kuipers
Name: Julia R. Kuipers
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Jacob Alan Kuipers Main Trust u/a/d April 26, 2016

By:	/s/ Jacob A. Kuipers
Name: Jacob A. Kuipers
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Claiborne R. Rankin Trust for children of Julia R. Kuipers dated December 27, 2013 under Custody Agreement dated December 27, 2013 fbo Evelyn R. Kuipers

By:	/s/ Julia R. Kuipers
Name: Julia R. Kuipers
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Claiborne R. Rankin Trust for children of Julia R. Kuipers dated December 27, 2013 under Custody Agreement dated December 27, 2013 fbo Matilda Alan Kuipers

By:	/s/ Julia R. Kuipers
Name: Julia R. Kuipers
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

The Trust created under the Agreement, dated September 11, 1973, as supplemented, amended and restated, between Roger F. Rankin, as trustee, and Roger F. Rankin, creating a trust for the benefit of Roger F. Rankin

By:	/s/ Roger F. Rankin
Name: Roger F. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Alison A. Rankin as Trustee of the Alison A. Rankin Revocable Trust, dated September 11, 2000

By:	/s/ Alison A. Rankin
Name: Alison A. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

The Anne F. Rankin Trust dated August 15, 2012, as amended

By:	/s/ Roger F. Rankin
Name: Roger F. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SIGNATURE PAGE

IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals as of the day and year first above written.

Limited Partner

Elisabeth M. Rankin Irrevocable Trust #1 dated December 18, 1997

By:	/s/ Alison A. Rankin
Name: Alison A. Rankin
Title: Trustee

Signature Page – Rankin Associates VI

SCHEDULE A

PARTNERS/CAPITAL ACCOUNT/PARTNERSHIP PERCENTAGE

General Partner	General Partnership Interest Capital Account	Partnership Percentage

Rankin Management, Inc.	As set forth in the books and records of the Partnership.	0.20000000%

Limited Partners	Limited Partnership Interest Capital Account	Partnership Percentage

2012 Helen R. Butler GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Alfred M. Rankin, Jr. and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	11.08054944%

2012 Clara R. Williams GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Alfred M. Rankin, Jr. and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	11.08054944%

2012 Matthew M. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Thomas T. Rankin and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	7.38703293%

2012 James T. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Thomas T. Rankin and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	7.38703293%

2012 Thomas P. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Thomas T. Rankin and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	7.38703293%

2012 Chloe R. Seelbach GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Claiborne R. Rankin and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	7.38703293%

2012 Claiborne R. Rankin, Jr. GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Claiborne R. Rankin and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	7.38703293%

2012 Julia R. Kuipers GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Claiborne R. Rankin and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	7.38703293%

2012 Anne F. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Roger F. Rankin and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	11.08054944%

2012 Elisabeth M. Rankin GST Trust established under the Clara T. Rankin Irrevocable Trust Agreement for the Benefit of Roger F. Rankin and his Lineal Descendants dated July 16, 2012	As set forth in the books and records of the Partnership.	11.08054944%

BTR 2020 GST Trust for Helen R. Butler, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Alfred M. Rankin, Jr., dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156050%

BTR 2020 GST Trust for Clara R. Williams, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Alfred M. Rankin, Jr., dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156050%

BTR 2020 GST Trust for Matthew M. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Thomas T. Rankin, dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156049%

BTR 2020 GST Trust for James T. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Thomas T. Rankin, dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156049%

BTR 2020 GST Trust for Thomas P. K. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Thomas T. Rankin, dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156049%

BTR 2020 GST Trust for Chloe R. Seelbach, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Claiborne R. Rankin, dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156049%

BTR 2020 GST Trust for Claiborne R. Rankin, Jr., established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Claiborne R. Rankin, dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156049%

BTR 2020 GST Trust for Julia R. Kuipers, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Claiborne R. Rankin, dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156049%

BTR 2020 GST Trust for Anne F. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Roger F. Rankin, dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156050%

BTR 2020 GST Trust for Elisabeth M. Rankin, established under the Bruce T. Rankin 2020 Irrevocable Trust Agreement for the Benefit of the Lineal Descendants of Roger F. Rankin, dated December 21, 2020	As set forth in the books and records of the Partnership.	0.03156050%

HRB 2020 GST Trust for Clara R. Butler, established under the Helen R. Butler Irrevocable Trust Agreement for the Benefit of Her Lineal Descendants dated December 22, 2020	As set forth in the books and records of the Partnership.	0.13294745%

HRB 2020 GST Trust for Griffin B. Butler, established under the Helen R. Butler Irrevocable Trust Agreement for the Benefit of Her Lineal Descendants dated December 22, 2020	As set forth in the books and records of the Partnership.	0.13294745%

JCB 2020 GST Trust for Clara R. Butler, established under the John C. Butler, Jr. Irrevocable Trust Agreement for the Benefit of His Lineal Descendants dated December 22, 2020	As set forth in the books and records of the Partnership.	0.15780247%

JCB 2020 GST Trust for Griffin B. Butler, established under the John C. Butler, Jr. Irrevocable Trust Agreement for the Benefit of His Lineal Descendants dated December 22, 2020	As set forth in the books and records of the Partnership.	0.15780247%

CRW 2020 GST Trust for Margo J. V. Williams, established under the Clara R. Williams Irrevocable Trust Agreement for the Benefit of Her Lineal Descendants dated December 23, 2020	As set forth in the books and records of the Partnership.	0.13294745%

CRW 2020 GST Trust for Helen C. Williams, established under the Clara R. Williams Irrevocable Trust Agreement for the Benefit of Her Lineal Descendants dated December 23, 2020	As set forth in the books and records of the Partnership.	0.13294745%

2012 Helen R. Butler Trust established under the Alfred M. Rankin, Jr. Irrevocable Trust Agreement for the Benefit of Helen R. Butler and Her Lineal Descendants dated June 22, 2012	As set forth in the books and records of the Partnership.	0.07273180%

2012 Clara R. Williams Trust established under the Alfred M. Rankin, Jr. Irrevocable Trust Agreement for the Benefit of Clara R. Williams and Her Lineal Descendants dated June 22, 2012	As set forth in the books and records of the Partnership.	0.07273181%

The Trust created under the Agreement, dated September 28, 2000, as supplemented, amended and restated, between Victoire G. Rankin, as trustee, and Victoire G. Rankin, for the benefit of Victoire G. Rankin	As set forth in the books and records of the Partnership.	0.31560494%

Clara Rankin Butler 2002 Trust, dated November 5, 2002	As set forth in the books and records of the Partnership.	0.31560494%

Griffin Bedwell Butler 2002 Trust, dated November 5, 2002	As set forth in the books and records of the Partnership.	0.31560494%

The David B. H. Williams Trust, David B. H. Williams Trustee u/a/d October 14, 2009	As set forth in the books and records of the Partnership.	0.31560494%

Margo Jamison Victoire Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B. H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Margo Jamison Victoire Williams	As set forth in the books and records of the Partnership.	0.31560494%

Helen Charles Williams 2004 Trust created by the Agreement, dated December 10, 2004, between David B. H. Williams, as trustee, and Clara Rankin Williams, creating a trust for the benefit of Helen Charles Williams	As set forth in the books and records of the Partnership.	0.31560494%

The Trust created under the Agreement, dated December 29, 1967, as supplemented, amended and restated, between Thomas T. Rankin, as trustee, and Thomas T. Rankin, creating a trust for the benefit of Thomas T. Rankin	As set forth in the books and records of the Partnership.	0.14546361%

Corbin K. Rankin Main Trust U/A/D November 30, 2015, as amended	As set forth in the books and records of the Partnership.	0.31560494%

The Trust created under the Agreement, dated December 20, 1993, between Thomas T. Rankin, as co-trustee, Matthew M. Rankin, as co-trustee, and Matthew M. Rankin, for the benefit of Matthew M. Rankin	As set forth in the books and records of the Partnership.	0.26589490%

Elizabeth B. Rankin Main Trust u/a/d November 10, 2015, as amended	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the Agreement, dated May 10, 2007, between Matthew M. Rankin, as Grantor, and Matthew M. Rankin and James T. Rankin, as co-trustees, creating a trust for the benefit of Mary Marshall Rankin	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the Agreement, dated May 10, 2007, between Matthew M. Rankin, as Grantor, and Matthew M. Rankin and James T. Rankin, as co-trustees, creating a trust for the benefit of William Alexander Rankin	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the Agreement dated August 20, 2009 between James T. Rankin, as trustee, and James T. Rankin, creating a trust for the benefit of James T. Rankin	As set forth in the books and records of the Partnership.	0.26589490%

Lynne T. Rankin Main Trust u/a/d December 4, 2015, as amended	As set forth in the books and records of the Partnership.	0.31560494%

Vested Trust for James T. Rankin, Jr. u/a/d December 4, 2015	As set forth in the books and records of the Partnership.	0.31560494%

Vested Trust for Margaret Pollard Rankin u/a/d December 4, 2015	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the agreement, dated February 2, 2011, as supplemented, amended, and restated, between Thomas P. K. Rankin, as trustee, and Thomas P. K. Rankin, creating a trust for the benefit of Thomas P. K. Rankin	As set forth in the books and records of the Partnership.	0.26589490%

The Trust created under the Agreement, dated June 22, 1971, as supplemented, amended and restated, between Claiborne R. Rankin, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Claiborne R. Rankin	As set forth in the books and records of the Partnership.	0.14546361%

Trust created under the Agreement, dated June 1, 1995, between Chloe O. Rankin, as Trustee, and Chloe O. Rankin, for the benefit of Chloe O. Rankin	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the Agreement, dated April 10, 2009, between Chloe R. Seelbach, as trustee, creating a trust for the benefit of Chloe R. Seelbach	As set forth in the books and records of the Partnership.	0.26589490%

Scott W. Seelbach Main Trust u/a/d December 22, 2015	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Taplin Elizabeth Seelbach	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the Agreement dated December 21, 2004 between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Isabelle Scott Seelbach	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the Agreement, dated December 21, 2004, between Chloe R. Seelbach, as trustee, and Claiborne R. Rankin, creating a trust for the benefit of Thomas Wilson Seelbach	As set forth in the books and records of the Partnership.	0.31560494%

Claiborne R. Rankin as Trustee of the Claiborne R. Rankin, Jr. Revocable Trust dated August 25, 2000	As set forth in the books and records of the Partnership.	0.12043129%

Lauran Rankin Main Trust u/a/d December 23, 2015	As set forth in the books and records of the Partnership.	0.17014133%

Trust fbo Claiborne Read Rankin III u/a Claiborne R. Rankin dated 8/26/2016	As set forth in the books and records of the Partnership.	0.31560494%

Trust created by the Agreement, dated December 21, 2004, between Claiborne R. Rankin, as trustee, and Julia L. Rankin, creating a trust for the benefit of Julia L. Rankin	As set forth in the books and records of the Partnership.	0.26589490%

Jacob Alan Kuipers Main Trust u/a/d April 26, 2016	As set forth in the books and records of the Partnership.	0.31560494%

Claiborne R. Rankin Trust for children of Julia R. Kuipers dated December 27, 2013 under Custody Agreement dated December 27, 2013 fbo Evelyn R. Kuipers	As set forth in the books and records of the Partnership.	0.31560494%

Claiborne R. Rankin Trust for children of Julia R. Kuipers dated December 27, 2013 under Custody Agreement dated December 27, 2013 fbo Matilda Alan Kuipers	As set forth in the books and records of the Partnership.	0.31560494%

The Trust created under the Agreement, dated September 11, 1973, as supplemented, amended and restated, between Roger F. Rankin, as trustee, and Roger F. Rankin, creating a trust for the benefit of Roger F. Rankin	As set forth in the books and records of the Partnership.	0.14546361%

Alison A. Rankin as Trustee of the Alison A. Rankin Revocable Trust, dated September 11, 2000	As set forth in the books and records of the Partnership.	0.31560494%

The Anne F. Rankin Trust dated August 15, 2012, as amended	As set forth in the books and records of the Partnership.	0.26589490%

Elisabeth M. Rankin Irrevocable Trust #1 dated December 18, 1997	As set forth in the books and records of the Partnership.	0.26589490%